UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

July 2, 2019

Dear Shareholder:

A joint special meeting of the shareholders of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively, the “Trusts” and each individually, a “Trust,” with each series of a Trust referred to as a “Fund,” and collectively as the “Funds”) will be held on August 19, 2019 at 10:00 a.m., Central Time, at the offices of the Trusts, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515 (the “Meeting”).

You are receiving this letter because you were a shareholder of record of at least one Fund as of June 25, 2019 (the “Record Date”). I am writing to ask for your vote at the Meeting on the following proposal, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To elect ten (10) trustees to the Board of Trustees of each Trust

Each Trust’s Board of Trustees has approved, and unanimously recommends that you vote FOR, each trustee nominee.

Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Attendance at the Meeting will be limited to each Trust’s shareholders as of the Record Date. Photographic identification will be required for admission to the Meeting. Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by: (i) attending the meeting in person, (ii) signing, dating and mailing your proxy card in the enclosed postage-paid return envelope, (iii) calling the toll-free telephone number listed on your proxy card, or (iv) visiting the Internet website listed on your proxy card and following the instructions provided on the website. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

Daniel E. Draper President of the Trusts

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively, the “Trusts” and each individually, a “Trust,” with each series of a Trust referred to as a “Fund,” and collectively as the “Funds”) will be held on August 19, 2019 at 10:00 a.m., Central Time, at the offices of the Trusts, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Shareholders Entitled to Vote
Proposal:	To Elect Ten (10) Trustees to the Board of Trustees of each Trust	All shareholders, with each Trust voting separately

The Board of Trustees of each Trust (collectively, the “Board”) has approved and unanimously recommends that you vote “FOR” all nominees in the Proposal.

The Proposal is discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposal.

The persons named as proxies will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting to a designated time and place to permit further solicitation of proxies, in accordance with applicable law and the respective Declaration of Trust and By-Laws of each Trust. Even if a quorum is present at the Meeting, the chairman of the Meeting may adjourn the Meeting, upon the affirmative vote of the holders of a majority of the shares of a Trust voting on the adjournment, present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

Shareholders of record of any Fund at the close of business on June 25, 2019 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. However, if you cannot be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Please notify us by calling 1-800-952-3502 if you plan to attend the Meeting. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet. If you have any questions about the foregoing information, you may call 1-866-796-1290.

Your vote is important to us. Thank you for taking the time to consider the Proposal.

By Order of the Board of Trustees of

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Daniel E. Draper
President of the Trusts July 2, 2019

JOINT PROXY STATEMENT

For

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

and

Invesco Exchange-Traded Self-Indexed Fund Trust

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

Dated July 2, 2019

JOINT PROXY STATEMENT

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 19, 2019

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (each a “Board,” and collectively, the “Board”) of Invesco Exchange-Traded Fund Trust (“Trust I”), Invesco Exchange-Traded Fund Trust II (“Trust II”), Invesco India Exchange-Traded Fund Trust (“India Trust”), Invesco Actively Managed Exchange-Traded Fund Trust (“Active Trust”), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (“Commodity Trust”) and Invesco Exchange-Traded Self-Indexed Fund Trust (“Self-Index Trust,” and collectively, with Trust I, Trust II, India Trust, Active Trust and Commodity Trust, the “Trusts” with each individually being a “Trust,” and each series of a Trust referred to as a “Fund,” and collectively as the “Funds”) to be voted at a joint special meeting of shareholders of the Trusts on August 19, 2019 at 10:00 a.m., Central Time, at the offices of the Trusts, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, and at any adjournments or postponements thereof (the “Meeting”).

This Joint Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Joint Special Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, you may call 1-866-796-1290 for assistance. This Joint Proxy Statement, the Notice of Joint Special Meeting of Shareholders and related proxy card(s) were first mailed to shareholders of the Funds beginning on or about July 9, 2019.

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Proposal; Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:

Shareholders Entitled to Vote
Proposal :	To Elect Ten (10) Trustees to the Board of Trustees of each Trust	All shareholders, with each Trust voting separately

The Board of each Trust has unanimously approved and recommends that you vote “FOR” all nominees in the Proposal.

Shareholders of record of the Funds as of the close of business on June 25, 2019 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting are set forth in Appendix A.

The Meeting will be held at the offices of the Trusts, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Shareholders who are eligible to vote and who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the Proposal, the proxy will be voted FOR the approval of the nominees in the Proposal. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you submit a subsequent proxy or appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

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TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

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PROPOSAL: TO ELECT TEN (10) TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST

Summary of the Proposal

At the Meeting, shareholders of each Trust will be asked to elect the following 10 nominees to serve as Trustees on the Board of each Trust: Mr. Ronn R. Bagge, Mr. Todd J. Barre, Mr. Kevin M. Carome, Admiral Edmund P. Giambastiani, Jr., Ms. Victoria J. Herget, Mr. Marc M. Kole, Mr. Yung Bong Lim, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson.

The 10 nominees currently are Trustees, and represent the entirety of the Boards of Trust II, Commodity Trust and Self-Index Trust. Seven of the Trustees – Messrs. Bagge, Barre, Carome, Kole, Lim, Wicker and Wilson – were elected to the Board of each Trust by a vote of such Trust’s shareholders. In April 2019, those seven Trustees appointed the other three Trustees – Admiral Giambastiani, Ms. Herget and Ms. Pace – to serve as Trustees on the Board of each of Trust II, Commodity Trust and Self-Index Trust.

The Boards of Trust I, India Trust and Active Trust currently consists of seven Trustees: Messrs. Bagge, Barre, Carome, Kole, Lim, Wicker and Wilson. Five of those Trustees – Messrs. Bagge, Barre, Carome, Kole and Wilson – were elected to the Board of each Trust by a vote of such Trust’s shareholders. In 2013, those five Trustees appointed the other two Trustees – Messrs. Lim and Wicker – to serve as Trustees on the Board of each of Trust I, India Trust and Active Trust. Admiral Giambastiani, Ms. Herget and Ms. Pace currently do not serve as Trustees of Trust I, India Trust or Active Trust.

Except for Mr. Carome, each Trustee is not considered to be an “interested person” of each Trust, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (an “Independent Trustee”). With the exception of Mr. Carome, should a trustee nominee be elected to the Board of a Trust by that Trust’s shareholders, it is expected that such nominee would qualify as an Independent Trustee. Mr. Carome is considered to be an “interested person” of each Trust (the “Interested Trustee”) because of his affiliation with Invesco Capital Management LLC, the Trusts’ investment adviser (the “Adviser”).

Background About the Proposal

Recently, Invesco Ltd. (“Invesco”), the corporate parent of the Adviser, and Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries, including OFI Advisors, LLC, the investment adviser to the Oppenheimer Funds and ETFs (collectively, “Oppenheimer” and the “Oppenheimer Funds”), completed a transaction whereby Invesco acquired Oppenheimer, MassMutual’s asset management affiliate (the “Transaction”). In connection with the Transaction, the assets and liabilities of each Oppenheimer ETF were

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transferred to a corresponding, newly formed series of Trust II or Self-Index Trust (the “Reorganizations”). In light of the Transaction and the Reorganizations and the increase in the number of Funds and assets overseen by the Board, the Board sought to increase the size of the Board from eight to 10 Board seats and to fill the vacancies.

At a joint meeting of the Board held on April 11, 2019, the Board appointed Admiral Giambastiani, Ms. Herget and Ms. Pace, each a former trustee of the Oppenheimer Funds as Trustees of Trust II, Commodity Trust and Self-Index Trust. However, pursuant to requirements of the 1940 Act that limit the number of board members that may be appointed by the trustees of a trust, Admiral Giambastiani, Ms. Herget and Ms. Pace cannot be appointed by the Trustees to the Boards of Trust I, India Trust and Active Trust. Instead, they must be elected to the Boards of those Trusts by a vote of each respective Trust’s shareholders. Therefore, at the joint meeting held on April 11, 2019, the Board, at the recommendation of its Nominating and Governance Committee (which consists solely of Independent Trustees), nominated Admiral Giambastiani, Ms. Herget and Ms. Pace for election to the Board of each Trust. Among other things, the Nominating and Governance Committee and the Board considered the background, experience and attributes of each of Admiral Giambastiani, Ms. Herget and Ms. Pace, including their experience with the Oppenheimer Funds, and how the attributes of Admiral Giambastiani, Ms. Herget and Ms. Pace were expected to assist the Board in carrying out its duties to the Trusts.

The Board is asking shareholders of each Trust to elect all 10 nominees to the Board of such Trust, even though certain nominees currently serve as Trustees on the Board of certain Trusts. In light of the 1940 Act’s requirements, shareholders’ election of the 10 nominees as Trustees of each Trust will provide the Board with maximum flexibility to replace Trustees going forward, as needed, without incurring the time and expense of unnecessary proxy solicitation.

Information about the Trustee Nominees

The persons named as proxies in the form of proxy that accompanies this Joint Proxy Statement intend to vote at the Meeting FOR the election of each Trustee nominee set forth below (unless directed not to vote). All Trustee nominees have indicated that they will serve on the Board, and the Board has no reason to believe that any of them will be unavailable to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Nominating and Governance Committee. Under each Trust’s respective Declaration of Trust and By-Laws, a Trustee serves an indefinite term, until the next shareholder election or until his or her successor is elected and qualified, or until his or her death, resignation, retirement or removal (as provided in each Trust’s respective Declaration of Trust and By-Laws). The Trustees have adopted a retirement policy applicable to each Trust, whereby a Trustee will not be re-nominated for election by shareholders in the calendar year of the Trustee’s 75th birthday or, if a Trust does not hold an election by shareholders in such year, the Trustee’s retirement will take effect no later than the end of the calendar year of his or her 75th birthday.

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Independent Trustee Nominees

The nine Independent Trustee nominees, their term of office and length of time served (or the length of time served should they be elected by shareholders, as applicable), their principal business occupations during the past five years, the number of portfolios overseen by the Independent Trustee nominees (or the number of portfolios they will oversee should they be elected by shareholders, as applicable) and other directorships, if any, held by the Independent Trustee nominees are shown below. The “Fund Complex” includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. The “Fund Family” consists of the Trusts.

Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice Chairman of the Board Chairman of the Nominating and Governance Committee and Trustee	Since 2018 Since 2003 (Trust I) Since 2007 (Trust II) Since 2008 (India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None.

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019 (Trust II, Commodity Trust, Self-Index Trust)	President of Giambastiani Group LLC (national security and energy consulting)	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019);

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Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Since 2019 (Trust I, India Trust, Active Trust)**

(2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present);

Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).

Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

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Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019 (Trust II, Commodity Trust, Self-Index Trust) Since 2019 (Trust I, India Trust, Active Trust)**	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Fund complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Audit Committee	Since 2008 (Trust I, Trust II, India Trust, Active Trust)	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015),

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Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
		Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).		Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

	Trustee	Since 2006 (Trust I) Since 2007 (Trust II) Since 2008 (India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Investment Oversight Committee	Since 2014 (Trust I, Trust II, India Trust, Active Trust, Commodity Trust) Since 2016 (Self-Index Trust)	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

	Trustee	Since 2013 (Trust I, Trust II, India Trust, Active Trust)

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Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
		Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019 (Trust II, Commodity Trust, Self-Index Trust) Since 2019 (Trust I, India Trust, Active Trust)**	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and COO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Fund complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and

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Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
					Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board	Since 2012 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

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Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
	Trustee	Since 2006 (Trust I) Since 2007 (Trust II) Since 2008 (India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*	This is the date the Independent Trustee began serving a Trust. Each Independent Trustee serves an indefinite term, until his successor is elected and qualified.
**	If elected by shareholders.

Interested Trustee Nominee

Mr. Carome is an Interested Trustee by virtue of his position as an officer of the Adviser. His term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by Mr. Carome and the other directorships, if any, held by Mr. Carome, are shown below.

Name, Year of Birth and Address of Interested Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee Nominee	Other Directorships Held by Interested Trustee During at Least the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust)	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American	246	None

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Name, Year of Birth and Address of Interested Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee Nominee	Other Directorships Held by Interested Trustee During at Least the Past 5 Years
		Since 2015 (Self-Index Trust)	Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

*	This is the date the Interested Trustee began serving a Trust. The Interested Trustee serves an indefinite term, until his successor is elected and qualified.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The executive officers of the Trust, their

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term of office and length of time served and their principal business occupations during the past five years are also shown below.

Name, Year of Birth and Address of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015 (Trust I, Trust II, India Trust, Active Trust, Commodity Trust) Since 2016 (Self-Index Trust)	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008- Present), the Invesco Funds; formerly, Assistant Treasurer, Invesco Capital Management LLC (2013-2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, (2012-2018); Invesco Actively

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Name, Year of Birth and Address of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Managed Exchange- Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Vice President, the Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	President and Principal Executive Officer (2016- Present) and Treasurer (2008- Present), The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc.,

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Name, Year of Birth and Address of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2015 (Self-Index Trust)	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC ; Manager and Assistant Secretary, Invesco Indexing LLC (2017- Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)	Manager, Invesco Specialized Products, LLC (2018- Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange- Traded Commodity Fund Trust (2014-Present) and Invesco Exchange- Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco

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Name, Year of Birth and Address of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the Officer began serving a Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Experience, Qualifications and Attributes

The Nominating and Governance Committee of the Board of the Trusts is responsible for identifying, evaluating and recommending trustee candidates to the Board. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to those qualities and based on each nominee’s experience, qualifications and attributes and the nominees’ combined

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contributions or anticipated contributions to the Board, the following is a brief summary of the information that led to the conclusion that each nominee should serve as a Trustee.

Independent Trustee Nominees

Ronn R. Bagge. Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Todd J. Barre. Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Edmund P. Giambastiani, Jr. Admiral Giambastiani has served as a trustee with the Fund Family since 2019. He founded Giambastiani Group LLC in 2007 and has since served as its President. He has served as Director of The Boeing Company since 2009, as Director of THL Credit, Inc. since 2016, as Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program since 2010, as an Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory since 2010, as Trustee of MITRE Corporation since September 2008 and as a Defense Advisory Board Member of Lawrence Livermore National Laboratory 2013. Previously, he served as Trustee of certain funds in the Oppenheimer Funds complex (2013-2019), an Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016), Director of Mercury Defense Systems Inc. (2011-2013), Independent Director of QinetiQ Group Plc (2008-2011), Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011) of Monster Worldwide, Inc., and Chairman of Alenia North America, Inc. (2008-2009) and Director of SRA

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International, Inc. (2008-2011). Admiral Giambastiani also served in the United States Navy as a career nuclear submarine officer (1970-2007), as Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), as the first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Directors of National Intelligence and Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. The Board considered the executive and operations experience that Admiral Giambastiani has gained over the course of his career and through his financial industry experience.

Victoria J. Herget. Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as Trustee of Mather LifeWays since 2001, as Chair (2010-2017) and Trustee of Newberry Library since 2000, and as Trustee of Chikaming Open Lands since 2014. Previously, she served as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.

Marc M. Kole. Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He has been the Senior Director of Finance of By the Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare (2005), Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole has served as Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church and previously served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

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Yung Bong Lim. Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-Present) and as a Board Director of Beacon Power Services, Corp. (2019-Present). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Joanne Pace. Ms. Pace has served as a trustee with in the Fund Family since 2019. She has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey since 2012, as an Advisory Board Director of The Alberleen Group LLC since 2012, as Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC), as a Board Member of 100 Women in Finance since 2015 and as an Advisory Council Member of Morgan Stanley Children’s Hospital since 2012. Previously, she has served as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanly Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005); Global Head of Operations and Product Control (2003-2004). She held the following positions at Morgan Stanley: Managing Director (1997-2003); Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Gary R. Wicker. Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief

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Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker has served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-Present) and as a Board and Finance Committee Member of West Michigan Youth For Christ (2010-Present). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Donald H. Wilson. Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010. Previously, he was President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). He was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chairman of Gracebridge Alliance, Inc. (2015-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

Interested Trustee Nominee

Kevin M. Carome. Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2007 and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

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Board Leadership Structure

The Boards of Trust II, Commodity Trust and Self-Index Trust currently are composed of each Trustee nominee. The Boards of Trust I, India Trust and Active Trust currently are composed of each Trustee nominee, except Admiral Giambastiani, Ms. Herget and Ms. Pace. Each Board is responsible for oversight of the Funds that are series of its respective Trust, including oversight of the duties performed by the Adviser for such Funds under the respective investment advisory agreements between the Adviser and each Trust, on behalf of the Funds (the “Investment Advisory Agreements”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. Information on the number of meetings held by the Board of each Trust during the Trust’s most recently completed fiscal year is set forth in Appendix B. During the most recently completed fiscal year for each Trust, each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as vice chair of the Board (the “Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to their respective Committees. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustee and officers of the Trusts provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight

The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trusts’ other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trusts, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trusts’ independent registered public accounting firm, Trust counsel and counsel to the

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Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors each Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting a Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trusts’ Chief Compliance Officer on the policies and procedures of the Trusts and their service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Committees

The Board has three standing committees: the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee. The Board has delegated certain responsibilities to those Committees. Information about each Committee is set forth below, and information on the number of meetings held by each Committee during the most recently completed fiscal year of each Trust is set forth in Appendix B.

Audit Committee. The Audit Committee consists entirely of Independent Trustees. Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee of the Board of each Trust. Ms. Pace also currently serves as a member of the Audit Committee of the Board of Trust II, Commodity Trust and Self-Index Trust and will serve as a member of the Audit Committee of Trust I, India Trust and Active Trust if elected as a Trustee of those Trusts. The Audit Committee has adopted a written charter. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trusts’ independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trusts’ internal controls over financial reporting.

Investment Oversight Committee. The Investment Oversight Committee consists entirely of Independent Trustees. Messrs. Bagge, Barre and Lim (Chair) currently serve as members of the Investment Oversight Committee of the Board of each Trust. Ms. Herget and Admiral Giambastiani also currently serve as members of the Investment Oversight Committee of the Board of Trust II, Commodity Trust and Self-Index Trust and will serve as members of the Investment Oversight Committee of Trust I, India Trust and Active Trust if elected as Trustees of those Trusts. The Investment Oversight Committee has the responsibility, among other things, (i) to review Fund investment performance, including tracking error and correlation to a Fund’s Underlying Index (as applicable), (ii) to review any proposed changes to the

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Funds’ investment policies, comparative benchmark indices or underlying index, and (iii) to review the Funds’ market trading activities and portfolio transactions.

Nominating and Governance Committee. The Nominating and Governance Committee consists entirely of Independent Trustees. Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson currently serve as members of the Nominating and Governance Committee of the Board of each Trust. Admiral Giambastiani, Ms. Herget and Ms. Pace also currently serve as members of the Nominating and Governance Committee of the Board of Trust II, Commodity Trust and Self-Index Trust and will serve as members of the Nominating and Governance Committee of Trust I, India Trust and Active Trust if elected as Trustees of those Trusts. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership.

Candidate Nomination Process

As noted above, the Nominating and Governance Committee identifies, evaluates and recommends candidates for Board membership. The Nominating and Governance Committee has adopted a written charter, which is attached as Appendix C. Such charter sets forth, among other things, certain criteria that the Nominating and Governance Committee uses to evaluate Board candidates. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board; however, the Nominating and Governance Committee may consider a number of factors in evaluating Board candidates, including whether a candidate exhibits a stature commensurate with the responsibility of representing shareholders, whether a candidate has a willingness to strive for high attendance levels at regular and special meetings and participate in committee activities as needed, and whether a candidate represents the best choice available based upon thorough identification, investigation and recruitment. The Nominating and Governance Committee also will consider a candidate’s background, skills, experience and ability to carry out the responsibilities of the Board; however, different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and its perceptions about future issues and needs.

The Nominating and Governance Committee generally believes that diversity of backgrounds, skills and experience benefits the Board, and it seeks candidates that will provide the Board with a broad cross section of backgrounds, functional disciplines and experience. However, the Nominating and Governance Committee has not adopted a formal policy in this regard. The Nominating and Governance Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Trusts. Nominations from shareholders should be in writing and sent to the Secretary of the Trusts to the attention of the Chairman of the Nominating and Governance Committee, at the address of the Trusts listed on the front page of this Joint Proxy Statement. Such candidates will be considered with any other trustee

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candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources. The Trusts have not paid a fee to third parties to assist in finding nominees.

Ownership of Fund Shares

Set forth in Appendix D is information, as of December 31, 2018, regarding the dollar value of shares of the Funds beneficially owned by each Trustee nominee, as well as the aggregate dollar range of all shares owned by each Trustee nominee of Funds within the Fund Complex, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. An Independent Trustee may elect to defer all, or a portion, of his or her annual compensation, which deferred amount is deemed to be invested in shares of the Funds. The amounts listed in Appendix D as “owned” shares include any shares in which a Trustee’s deferred compensation is deemed invested by that Trustee.

As of December 31, 2018, each Trustee nominee and executive officer of the Trusts individually, and all Trustee nominees and executive officers of the Trusts collectively as a group, owned less than 1% of the outstanding shares of each Fund. To the best of the Trusts’ knowledge, as of May 31, 2019, no person owned beneficially more than 5% of the outstanding shares of any Fund’s securities, except as set out in Appendix E.

Compensation

The fees paid to the Independent Trustees are allocated half pro rata among all the Funds in the Fund Family and the other half is allocated among all of the Funds in the Fund Family based on average net assets. Information relating to compensation paid to the Trustees for each Fund’s most recently completed fiscal year is set forth in Appendix F.

Required Vote

Shareholders of each Trust, including each Fund, will vote on a Trust-by-Trust basis to elect Trustees to that Trust’s Board. For each Trust, the presence at the Meeting, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the outstanding shares of such Trust entitled to vote shall be sufficient to constitute a quorum for that Trust. Trustees are elected by the affirmative vote of a plurality of votes cast at the meeting, either in person or by proxy, and entitled to vote. A plurality vote means that the nominees with the most votes will be elected to the available seats. Since the number of nominees is the same as the number of available seats, it is likely that all nominees will be elected. In the election of trustees, votes may be cast in favor or withheld.

Recommendation of each Board

Each Board, including the Independent Trustees, unanimously recommends that shareholders of each Trust vote FOR the election of each Trustee nominee.

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OTHER INFORMATION

Other Business

The Trusts do not require the Trustees to attend the Meeting. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Submission of Shareholder Proposals

The Trusts generally are not required to hold annual meetings of shareholders and the Trusts currently do not intend to hold such shareholder meetings in any year unless certain specified shareholder actions are required to be taken under a Trust’s charter documents or in accordance with the 1940 Act. Because the Trusts do not hold annual shareholder meetings, the anticipated date of the next shareholders meeting cannot be provided.

Although the Trusts have not adopted a specific process regarding shareholder proposals, any shareholder desiring to submit a proposal to be presented at any meeting of shareholders of a Trust hereafter called may submit such proposal to the Secretary of that Trust at the Trust’s principal offices, to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. However, the timely submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement or presented at a shareholder meeting; whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law.

Shareholder Communications

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to the Trusts’ office. Management will review and generally respond to other shareholder communications a Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any Trustee, nominee or affiliated person of such Trustee or nominee is a party adverse to the Funds or any of

26

their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee, nominee or executive officer of the Funds within the past ten years.

INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of the Trusts as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of the Trusts on the Record Date will be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share that they own. No shares have cumulative voting rights in the election of Trustees. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Joint Proxy Statement. Appendix A sets forth the number of shares issued and outstanding for each Fund and Trust as of the Record Date.

Revocation of Proxies

Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person on the matter. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Quorum and Adjournment

For each Trust, the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of such Trust entitled to vote, as of the Record Date, and present in person or by proxy at the Meeting shall constitute a quorum for that Trust. In the event that the necessary quorum is not present at the Meeting, the chairman of the Meeting

27

may adjourn the Meeting to a designated time and place to permit further solicitation of proxies, in accordance with applicable law and the respective Declaration of Trust and By-Laws of each Trust. Even if a quorum is present at the Meeting, the chairman of the Meeting may adjourn the Meeting upon the affirmative vote of the holders of a majority of the shares of a Trust voting on the adjournment, present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to the Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Proposal. With respect to a proposed adjournment of the Meeting, shares present and entitled to vote that are represented by broker non-votes, may, at the discretion of the proxies named herein, be voted in favor of such an adjournment.

Discretionary Voting. Broker-dealers that hold a Trust’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Trusts understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Solicitation of Proxies; Expenses

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trusts’ officers, by the employees or representatives of the Adviser or one of its affiliates, or by a proxy soliciting firm retained by the Funds. AST Fund Solutions, LLC will serve as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders

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by telephone. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The proxy solicitor has estimated costs associated with its services to be approximately $5 million; however, costs may vary depending on the number of solicitations made. Such costs will be split equally between the Trusts and the Adviser (i.e., the Trusts and the Adviser will each bear approximately $2.5 million of expenses), but all additional costs above $5 million will be paid solely by the Adviser. The Trusts’ officers, and those employees and representatives of the Adviser or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL SHAREHOLDER MEETING TO BE HELD ON AUGUST 19, 2019

The Joint Proxy Statement and other proxy materials are available at proxyonline.com/docs/invescoETF2019.pdf.

GENERAL INFORMATION; MANAGEMENT AND OTHER SERVICE PROVIDERS

Service Providers

Investment Adviser. Invesco Capital Management LLC, located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, serves as the investment adviser to the Trusts. The Adviser is a an indirect, wholly-owned subsidiary of Invesco Ltd., located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Principal Underwriter. Invesco Distributors, Inc. (“IDI”), located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, serves as the distributor for the Funds.

Administrator. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the administrator for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as the Trusts’ independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of the Board, including a majority of the Independent Trustees, to audit the financial statements of the Funds. Representatives of PwC are not expected to be present at the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

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The following tables show the aggregate fees that PwC billed each Trust for the last two fiscal years/periods (if available) of the Funds in each Trust. With respect to the line items in the tables, “Audit fees” are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. “Audit-related fees” refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above. “Tax fees” refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning. “All other fees” refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Invesco Exchange-Traded Fund Trust

	April 30, 2019	April 30, 2018
Audit Fees	$962,030	$988,040
Audit-Related Fees	0	0
Tax Fees(1)	472,745	429,980
All Other Fees	0	0
Total	$1,434,775	$1,418,020

(1)

Tax fees for the fiscal year ended April 30, 2019 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations and reviewing the final tax returns for the three 2019 liquidated funds. Tax fees for the fiscal year ended April 30, 2018 include fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distributions calculations.

Invesco Exchange-Traded Fund Trust II (FYE 8/31)

	August 31, 2018	August 31, 2017(2)
Audit Fees	$811,670	N/A
Audit-Related Fees	0	N/A
Tax Fees(1)	373,580	N/A
All Other Fees	0	N/A
Total	$1,185,250	N/A

(1)

Tax fees for the fiscal year ended August 31, 2018 includes fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations and the 2017 State Source Income Analysis.

(2)	As of August 31, 2017, Invesco Exchange-Traded Fund Trust II did not have any series with a fiscal year ending August 31. Therefore, no information is available for this period.

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Invesco Exchange-Traded Fund Trust II (FYE 10/31)

	October 31, 2018	October 31, 2017
Audit Fees	$564,150	$1,352,977
Audit-Related Fees	0	0
Tax Fees(1)	218,790	609,290
All Other Fees	0	0
Total	$782,940	$1,962,267

(1)

Tax fees for the fiscal year ended October 31, 2018 includes fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations, 2016 State Source Income Analysis and filing tax dissolution forms for the Trust’s four upcoming liquidations.

Invesco India Exchange-Traded Fund Trust

	October 31, 2018	October 31, 2017
Audit Fees	$29,290	$33,575
Audit-Related Fees	0	0
Tax Fees(1)	7,580	7,580
All Other Fees	0	0
Total	$36,870	$41,155

(1)

Tax fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations and 2016 State Source Income Analysis.

Invesco Actively Managed Exchange-Traded Fund Trust

	October 31, 2018	October 31, 2017
Audit Fees	$209,250	$151,425
Audit-Related Fees	0	0
Tax Fees(1)	58,160	58,160
All Other Fees	0	0
Total	$267,410	$209,585

(1)	Tax fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions

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calculations. Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations.

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

	October 31, 2018	October 31, 2017
Audit Fees	$32,720	$37,500
Audit-Related Fees	0	0
Tax Fees(1)	14,885	14,885
All Other Fees	0	0
Total	$47,605	$52,385

(1)

Tax fees for the fiscal year ended October 31, 2018 included fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations.

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2018
Audit Fees	$447,220
Audit-Related Fees	0
Tax Fees(1)	72,700
All Other Fees	0
Total	$519,920

(1)	Tax fees for the fiscal year ended August 31, 2018 includes fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.

Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee has adopted policies and procedures by which certain services provided by the independent registered public accounting firm are pre-approved. Such policies and procedures are included herein as Appendix G.

In accordance with its pre-approval policies and procedures, all of the audit services for the fiscal years indicated for each Trust were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

PwC billed the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trusts the following

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aggregate fees for pre-approved non-audit services rendered to the Adviser and any affiliates for the last two fiscal years. The Audit Committee pre-approved all non-audit services provided to the Adviser and its affiliates that were required to be pre-approved.

	Fiscal Year End 2018	Fiscal Year End 2017
Audit-Related Fees(1)	$662,000	$662,000
Tax Fees	0	0
All Other Fees(2)	0	689,000
Total Fees	$662,000	$1,351,000

(1)

Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the fiscal year end 2017 include fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the fiscal year end 2017 include fees billed related to assessments of the company’s current state analysis against regulatory requirements and the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

Auditor Independence. The following disclosure relates to the independence of PwC with respect to Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trusts are required under various securities laws to have their financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against a fund that relied on

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audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments will become effective and supersede the no-action letter 90 days after publication in the Federal Register.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to each Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trusts’ registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule.

The SEC no-action relief granted in the June 20, 2016 letter was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trusts intend to rely upon the no-action letter.

In the past year, PwC advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC manager, a PwC Senior Manager and a PwC Partner each held financial interests either directly or, in the case of the PwC Partner, indirectly through

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her spouse equivalent’s brokerage account in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Trusts, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Trusts or their affiliates or, in the case of the PwC Partner, the individual did not provide any services to the Trusts or their affiliates, and the investments were not material to the net worth of each individual or their respective immediate family members.

Based on these considerations, PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Trusts.

Shareholder Reports

Copies of each Trust’s Annual Report for the most recently completed fiscal year (and succeeding Semi-annual Reports, if any) have been mailed to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report (and Semi-annual Report, if applicable). You can obtain copies of the Annual Reports and Semi-annual Reports of a Trust, without charge, by writing to the respective Trust, c/o IDI at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling 1-800-983-0903. Copies of each Trust’s Annual and Semi-annual Reports also are available, free of charge, at www.invesco.com/ETFs.

Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you currently are enrolled in householding, the Trusts may mail only one copy of this Joint Proxy Statement to you, unless a Trust has received contrary instructions. The consolidation of these mailings benefits the Trusts through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should contact their broker-dealer.

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APPENDIX A

SHARES ISSUED AND OUTSTANDING

On the Record Date, each Fund had the following number of shares issued and outstanding:

Trust/Fund	Shares Outstanding
Invesco Exchange-Traded Fund Trust
Invesco Aerospace & Defense ETF	15,150,000
Invesco BRIC ETF	1,750,800
Invesco BuyBack Achievers™ ETF	18,500,000
Invesco Cleantech™ ETF	4,050,000
Invesco Dividend Achievers™ ETF	10,400,000
Invesco Dow Jones Industrial Average Dividend ETF	1,700,000
Invesco DWA Basic Materials Momentum ETF	1,000,000
Invesco DWA Consumer Cyclicals Momentum ETF	900,000
Invesco DWA Consumer Staples Momentum ETF	2,250,000
Invesco DWA Energy Momentum ETF	1,500,000
Invesco DWA Financial Momentum ETF	1,600,000
Invesco DWA Healthcare Momentum ETF	1,600,000
Invesco DWA Industrials Momentum ETF	1,600,000
Invesco DWA Momentum ETF	25,500,000
Invesco DWA NASDAQ Momentum ETF	400,000
Invesco DWA Technology Momentum ETF	2,800,000
Invesco DWA Utilities Momentum ETF	6,200,000
Invesco Dynamic Biotechnology & Genome ETF	4,550,000
Invesco Dynamic Building & Construction ETF	3,750,000
Invesco Dynamic Energy Exploration & Production ETF	2,000,000
Invesco Dynamic Food & Beverage ETF	2,100,000
Invesco Dynamic Large Cap Growth ETF	15,750,000
Invesco Dynamic Large Cap Value ETF	26,250,000
Invesco Dynamic Leisure and Entertainment ETF	1,400,000
Invesco Dynamic Market ETF	1,550,000
Invesco Dynamic Media ETF	2,200,000
Invesco Dynamic Networking ETF	1,150,000
Invesco Dynamic Oil & Gas Services ETF	2,550,000
Invesco Dynamic Pharmaceuticals ETF	6,550,000
Invesco Dynamic Retail ETF	200,000
Invesco Dynamic Semiconductors ETF	3,200,000
Invesco Dynamic Software ETF	5,000,000
Invesco Financial Preferred ETF	81,200,000
Invesco FTSE RAFI US 1000 ETF	47,200,000
Invesco FTSE RAFI US 1500 Small-Mid ETF	15,950,000
Invesco Global Listed Private Equity ETF	18,250,000
Invesco Golden Dragon China ETF	5,250,000
Invesco High Yield Equity Dividend Achievers™ ETF	46,450,000

Invesco Insider Sentiment ETF	1,000,800
Invesco International Dividend Achievers™ ETF	46,150,000
Invesco NASDAQ Internet ETF	4,100,000
Invesco Raymond James SB-1 Equity ETF	3,722,822
Invesco S&P 100 Equal Weight ETF	1,050,000
Invesco S&P 500 BuyWrite ETF	14,900,000
Invesco S&P 500® Equal Weight Communication Services ETF	550,001
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	850,000
Invesco S&P 500® Equal Weight Consumer Staples ETF	3,550,000
Invesco S&P 500® Equal Weight Energy ETF	3,450,005
Invesco S&P 500® Equal Weight ETF	149,552,663
Invesco S&P 500® Equal Weight Financials ETF	6,550,000
Invesco S&P 500® Equal Weight Health Care ETF	3,750,000
Invesco S&P 500® Equal Weight Industrials ETF	1,650,000
Invesco S&P 500® Equal Weight Materials ETF	1,250,000
Invesco S&P 500® Equal Weight Real Estate ETF	1,550,000
Invesco S&P 500® Equal Weight Technology ETF	9,650,000
Invesco S&P 500® Equal Weight Utilities ETF	3,600,000
Invesco S&P 500 GARP ETF	4,600,000
Invesco S&P 500® Pure Growth ETF	23,500,299
Invesco S&P 500® Pure Value ETF	13,952,836
Invesco S&P 500® Quality ETF	45,000,000
Invesco S&P 500® Top 50 ETF	3,900,785
Invesco S&P 500 Value with Momentum ETF	1,600,000
Invesco S&P MidCap 400® Equal Weight ETF	1,600,000
Invesco S&P MidCap 400® Pure Growth ETF	3,150,021
Invesco S&P MidCap 400® Pure Value ETF	2,050,499
Invesco S&P MidCap Momentum ETF	11,150,000
Invesco S&P MidCap Quality ETF	500,000
Invesco S&P MidCap Value with Momentum ETF	1,550,000
Invesco S&P SmallCap 600® Equal Weight ETF	650,000
Invesco S&P SmallCap 600® Pure Growth ETF	2,000,004
Invesco S&P SmallCap 600® Pure Value ETF	2,850,040
Invesco S&P SmallCap Momentum ETF	2,150,000
Invesco S&P SmallCap Value with Momentum ETF	2,600,000
Invesco S&P Spin-Off ETF	2,700,000
Invesco Water Resources ETF	27,250,000
Invesco WilderHill Clean Energy ETF	5,718,273
Invesco Zacks Mid-Cap ETF	3,900,000
Invesco Zacks Multi-Asset Income ETF	10,050,800

Invesco Exchange-Traded Fund Trust II
Invesco 1-30 Laddered Treasury ETF	3,150,000
Invesco California AMT-Free Municipal Bond ETF	12,400,000
Invesco CEF Income Composite ETF	34,600,000
Invesco China Real Estate ETF	2,160,000

Invesco China Small Cap ETF	2,400,000
Invesco China Technology ETF	11,100,000
Invesco DWA Developed Markets Momentum ETF	6,850,000
Invesco DWA Emerging Markets Momentum ETF	9,550,000
Invesco DWA SmallCap Momentum ETF	4,850,000
Invesco DWA Tactical Multi-Asset Income ETF	1,550,001
Invesco DWA Tactical Sector Rotation ETF	2,150,001
Invesco Emerging Markets Revenue ETF	600,001
Invesco Emerging Markets Sovereign Debt ETF	116,800,000
Invesco Emerging Markets Ultra Dividend Revenue ETF	150,001
Invesco Frontier Markets ETF	4,240,000
Invesco FTSE International Low Beta Equal Weight ETF	3,050,001
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	10,600,000
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	32,500,000
Invesco FTSE RAFI Emerging Markets ETF	60,250,000
Invesco Fundamental High Yield® Corporate Bond ETF	38,900,000
Invesco Fundamental Investment Grade Corporate Bond ETF	6,350,000
Invesco Global Clean Energy ETF	3,925,000
Invesco Global ESG Revenue ETF	800,001
Invesco Global Revenue ETF	500,001
Invesco Global Short Term High Yield Bond ETF	9,850,000
Invesco Global Water ETF	6,850,000
Invesco International BuyBack Achievers™ ETF	5,250,000
Invesco International Corporate Bond ETF	4,550,000
Invesco International Revenue ETF	500,001
Invesco International Ultra Dividend Revenue ETF	100,001
Invesco KBW Bank ETF	10,850,000
Invesco KBW High Dividend Yield Financial ETF	13,900,000
Invesco KBW Premium Yield Equity REIT ETF	10,900,000
Invesco KBW Property & Casualty Insurance ETF	1,350,000
Invesco KBW Regional Banking ETF	1,550,000
Invesco LadderRite 0-5 Year Corporate Bond ETF	400,000
Invesco MSCI Emerging Markets Equal Country Weight ETF	400,000
Invesco MSCI Global Timber ETF	5,900,000
Invesco National AMT-Free Municipal Bond ETF	72,850,000
Invesco New York AMT-Free Municipal Bond ETF	2,850,000
Invesco Preferred ETF	349,200,000
Invesco PureBetaSM 0-5 Yr US TIPS ETF	250,001
Invesco PureBetaSM FTSE Developed ex-North America ETF	100,001
Invesco PureBetaSM FTSE Emerging Markets ETF	100,001
Invesco PureBetaSM MSCI USA ETF	100,001
Invesco PureBetaSM MSCI USA Small Cap ETF	100,001
Invesco PureBetaSM US Aggregate Bond ETF	1,000,001
Invesco Russell 1000 Enhanced Equal Weight ETF	950,001
Invesco Russell 1000 Equal Weight ETF	17,750,001
Invesco Russell 1000 Low Beta Equal Weight ETF	3,800,001
Invesco Russell 1000® Low Volatility Factor ETF	200,001

Invesco Russell 1000® Momentum Factor ETF	200,001
Invesco Russell 1000® Quality Factor ETF	200,001
Invesco Russell 1000® Size Factor ETF	200,001
Invesco Russell 1000® Value Factor ETF	200,001
Invesco Russell 1000® Yield Factor ETF	250,001
Invesco S&P 500® Enhanced Value ETF	1,700,001
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	4,450,001
Invesco S&P 500® High Beta ETF	2,950,000
Invesco S&P 500® High Dividend Low Volatility ETF	78,850,000
Invesco S&P 500® Low Volatility ETF	210,700,000
Invesco S&P 500 Minimum Variance ETF	50,001
Invesco S&P 500® Momentum ETF	1,550,001
Invesco S&P 500 Revenue ETF	17,951,400
Invesco S&P Emerging Markets Low Volatility ETF	14,600,000
Invesco S&P Emerging Markets Momentum ETF	450,000
Invesco S&P Financials Revenue ETF	500,000
Invesco S&P Global Dividend Opportunities Index ETF	2,480,000
Invesco S&P Global Water Index ETF	17,320,000
Invesco S&P High Income Infrastructure ETF	2,250,000
Invesco S&P International Developed High Dividend Low Volatility ETF	400,001
Invesco S&P International Developed Low Volatility ETF	24,100,000
Invesco S&P International Developed Momentum ETF	100,000
Invesco S&P International Developed Quality ETF	1,350,000
Invesco S&P MidCap 400 Revenue ETF	5,851,400
Invesco S&P MidCap Low Volatility ETF	56,650,000
Invesco S&P SmallCap 600 Revenue ETF	6,451,400
Invesco S&P SmallCap Consumer Discretionary ETF	500,000
Invesco S&P SmallCap Consumer Staples ETF	800,000
Invesco S&P SmallCap Energy ETF	2,650,000
Invesco S&P SmallCap Financials ETF	2,450,000
Invesco S&P SmallCap Health Care ETF	4,500,000
Invesco S&P SmallCap High Dividend Low Volatility ETF	1,050,001
Invesco S&P SmallCap Industrials ETF	950,000
Invesco S&P SmallCap Information Technology ETF	3,800,000
Invesco S&P SmallCap Low Volatility ETF	39,500,000
Invesco S&P SmallCap Materials ETF	350,000
Invesco S&P SmallCap Quality ETF	150,001
Invesco S&P SmallCap Utilities & Communication Services ETF	1,000,000
Invesco S&P Ultra Dividend Revenue ETF	47,300,000
Invesco Senior Loan ETF	187,100,000
Invesco Shipping ETF	5,100,000
Invesco Solar ETF	12,728,000
Invesco Taxable Municipal Bond ETF	35,650,000
Invesco Treasury Collateral ETF	5,210,001
Invesco Variable Rate Preferred ETF	60,300,000
Invesco VRDO Tax-Free Weekly ETF	2,300,000

Invesco India Exchange-Traded Fund Trust
Invesco India ETF	6,950,000

Invesco Exchange-Traded Actively Managed Fund Trust
Invesco Active U.S. Real Estate ETF	700,000
Invesco Balanced Multi-Asset Allocation ETF	200,001
Invesco Conservative Multi-Asset Allocation ETF	200,001
Invesco Growth Multi-Asset Allocation ETF	300,001
Invesco Moderately Conservative Multi-Asset Allocation ETF	300,001
Invesco S&P 500® Downside Hedged ETF	1,350,000
Invesco Total Return Bond ETF	1,300,000
Invesco Ultra Short Duration ETF	47,300,000
Invesco Variable Rate Investment Grade ETF	16,750,001

Invesco Exchange-Traded Actively Managed Commodity Fund Trust
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	123,404,000

Invesco Exchange-Traded Self-Indexed Fund Trust
Invesco BulletShares 2019 Corporate Bond ETF	54,000,000
Invesco BulletShares 2019 High Yield Corporate Bond ETF	36,200,000
Invesco BulletShares 2020 Corporate Bond ETF	83,250,000
Invesco BulletShares 2020 High Yield Corporate Bond ETF	45,700,000
Invesco BulletShares 2021 Corporate Bond ETF	73,650,000
Invesco BulletShares 2021 High Yield Corporate Bond ETF	31,700,000
Invesco BulletShares 2021 USD Emerging Markets Debt ETF	400,001
Invesco BulletShares 2022 Corporate Bond ETF	60,450,000
Invesco BulletShares 2022 High Yield Corporate Bond ETF	19,100,000
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	400,001
Invesco BulletShares 2023 Corporate Bond ETF	36,150,000
Invesco BulletShares 2023 High Yield Corporate Bond ETF	8,600,000
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	400,001
Invesco BulletShares 2024 Corporate Bond ETF	25,050,000
Invesco BulletShares 2024 High Yield Corporate Bond ETF	3,600,000
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	400,001
Invesco BulletShares 2025 Corporate Bond ETF	13,800,000
Invesco BulletShares 2025 High Yield Corporate Bond ETF	3,100,000
Invesco BulletShares 2026 Corporate Bond ETF	6,000,000
Invesco BulletShares 2026 High Yield Corporate Bond ETF	1,000,001
Invesco BulletShares 2027 Corporate Bond ETF	3,300,000
Invesco BulletShares 2028 Corporate Bond ETF	1,500,001
Invesco Corporate Income Defensive ETF	500,001
Invesco Corporate Income Value ETF	500,001
Invesco Defensive Equity ETF	4,450,000
Invesco Emerging Markets Debt Defensive ETF	1,000,001
Invesco Emerging Markets Debt Value ETF	1,500,001
Invesco ESG Revenue ETF	900,001

Invesco Investment Grade Defensive ETF	450,001
Invesco Investment Grade Value ETF	350,001
Invesco Multi-Factor Core Fixed Income ETF	1,000,001
Invesco Multi-Factor Core Plus Fixed Income ETF	2,000,001
Invesco Multi-Factor Defensive Core Fixed Income ETF	800,001
Invesco Multi-Factor Income ETF	1,600,001
Invesco Russell 1000® Dynamic Multifactor ETF	33,900,001
Invesco Russell 2000® Dynamic Multifactor ETF	450,001
Invesco RAFI™ Strategic Developed ex-US ETF	5,950,001
Invesco RAFI™ Strategic Developed ex-US Small Company ETF	650,001
Invesco RAFI™ Strategic Emerging Markets ETF	350,001
Invesco RAFI™ Strategic US ETF	150,001
Invesco RAFI™ Strategic US Small Company ETF	100,001

APPENDIX B

INFORMATION ON NUMBER OF BOARD AND COMMITTEE MEETINGS

During the most recent full fiscal year for each Trust listed in the table below, the Board and each Committee of the Trusts met the following number of times:

Trust	Fiscal Year Ended	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating and Governance Committee Meetings	Number of Investment Oversight Committee Meetings
Invesco Exchange-Traded Fund Trust	4/30/19	7	9	4	4
Invesco Exchange-Traded Fund Trust II	8/31/18	8	7	4	4
Invesco Exchange-Traded Fund Trust II	10/31/18	8	8	4	4
Invesco India Exchange-Traded Fund Trust	10/31/18	6	8	4	4
Invesco Actively Managed Exchange-Traded Fund Trust	10/31/18	7	8	4	4
Invesco Actively Managed Exchange-Traded Commodity Fund Trust	10/31/18	6	8	4	4
Invesco Exchange-Traded Self-Indexed Fund Trust	8/31/18	8	7	4	4

B-1

APPENDIX C

INVESCO ETFS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. PURPOSE

The Nominating and Governance Committee is a committee of the Board of Trustees of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board’s Governance Guidelines and Procedures.

II. COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members1 as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Nominating and Governance Committee shall:

A. Board Nominations and Functions

1.	Identify and recommend individuals for director membership on the Board. The principal criterion for selection of candidates is their ability to carry out

[1]	Since the Fund is organized as a Massachusetts business trust or a Delaware statutory trust, all references to “directors” or “board members” shall be deemed to mean “trustees.”

the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a) The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b) Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c) Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d) Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.	Review the Board’s Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

3.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	Review annually Independent Director compensation and recommend any appropriate changes to the Independent Directors as a group.

5.	Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.

6.

Oversee the development and implementation by the Board’s investment adviser and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors

B. Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.

Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C. Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Monitor the performance of legal counsel employed by the Fund and by the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.

3.

Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.

Perform any other activities consistent with this Charter, the Fund’s Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.

Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Adopted:	December 16, 2005 (Invesco Exchange-Traded Fund Trust)

April 20, 2007 (Invesco Exchange-Traded Fund Trust II)

February 22, 2008 (Invesco India Exchange-Traded Fund Trust)

March 20, 2008 (Invesco Actively Managed Exchange-Traded Fund Trust)

September 25, 2014 (Invesco Actively Managed Exchange-Traded Commodity Fund Trust)

December 14, 2016 (Invesco Exchange-Traded Self-Indexed Fund Trust)

APPENDIX D

DOLLAR AMOUNT OF SHARES OWNED BY TRUSTEES AND TRUSTEE NOMINEES

The following tables show, as of December 31, 2018, the dollar range of equity securities beneficially owned by each trustee nominee in each Fund, as well as on an aggregate basis in all Funds in the Invesco Fund Complex that the trustee nominee will oversee. If a Fund is not listed next to a Trustee, such Trustee did not own any shares of such Fund as of December 31, 2018.

Name of Independent Trustee/Nominee	Fund	Dollar Range of Equity Securities Owned by Trustee Nominee in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Trustee Nominee in Invesco Fund Complex
Ronn R. Bagge	Invesco S&P 500 Equal Weight ETF	Over $100,000	Over $100,000
	Invesco MSCI Global Timber ETF	$1-$10,000
	Invesco S&P 500 High Dividend Low Volatility ETF	Over $100,000
	Invesco S&P 500 Low Volatility ETF	Over $100,000
	Invesco S&P SmallCap Low Volatility ETF	$10,001-$50,000
	Invesco BulletShares 2020 Corporate Bond ETF	Over $100,000
	Invesco BulletShares 2021 Corporate Bond ETF	Over $100,000
	Invesco BulletShares 2022 Corporate Bond ETF	$50,001-$100,000
	Invesco BulletShares 2023 Corporate Bond ETF	$10,001-$50,000

Todd J. Barre	Invesco BuyBack AchieversTM ETF	Over $100,000	Over $100,000
	Invesco DWA Basic Materials Momentum ETF	$50,001-$100,000
	Invesco Dynamic Market ETF	Over $100,000
	Invesco FTSE RAFI US 1000 ETF	$50,001-$100,000
	Invesco FTSE RAFI US 1500 Small-Mid ETF	$50,001-$100,000
	Invesco Global Listed Private Equity ETF	$50,001-$100,000
	Invesco S&P 100 Equal Weight ETF	Over $100,000
	Invesco FTSE RAFI Developed Markets ex-U.S. ETF	$50,001-$100,000
	Invesco Preferred ETF	Over $100,000
	Invesco Senior Loan ETF	$50,001-$100,000

Edmund P. Giambastiani, Jr.*	None	None	None

Name of Independent Trustee/Nominee	Fund	Dollar Range of Equity Securities Owned by Trustee Nominee in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Trustee Nominee in Invesco Fund Complex
Victoria J. Herget*	None	None	None

Marc M. Kole	Invesco Dynamic Large Cap Growth ETF	$50,001-$100,000	Over $100,000
	Invesco Dynamic Large Cap Value ETF	Over $100,000
	Invesco FTSE RAFI US 1500 Small-Mid ETF	$1-$10,000
	Invesco S&P MidCap Momentum ETF	$50,001-$100,000
	Invesco Emerging Markets Sovereign Debt ETF	$10,001-$50,000
	Invesco S&P International Developed Quality ETF	$50,001-$100,000

Yung Bong Lim	Invesco Dynamic Energy Exploration & Production ETF	$10,001-$50,000	Over $100,000
	Invesco CEF Income Composite ETF	Over $100,000
	Invesco Emerging Markets Sovereign Debt ETF	Over $100,000
	Invesco FTSE RAFI Emerging Markets ETF	Over $100,000
	Invesco Global Short Term High Yield Bond ETF	Over $100,000
	Invesco National AMT-Free Municipal Bond ETF	Over $100,000
	Invesco Senior Loan ETF	Over $100,000
	Invesco Taxable Municipal Bond ETF	Over $100,000

Joanne Pace*	None	None	None

Gary R. Wicker	Invesco Dynamic Energy Exploration & Production ETF	$10,001-$50,000	Over $100,000
	Invesco Dynamic Large Cap Value ETF	$50,001-$100,000
	Invesco FTSE RAFI US 1500 Small-Mid ETF	$10,001-$50,000
	Invesco International Dividend Achievers ETF	$50,001-$100,000
	Invesco S&P 500 Equal Weight ETF	$10,001-$50,000
	Invesco S&P 500 Quality ETF	$10,001-$50,000
	Invesco DWA Emerging Markets Momentum ETF	$10,001-$50,000
	Invesco FTSE RAFI Developed Markets ex-U.S. ETF	$10,001-$50,000

Name of Independent Trustee/Nominee	Fund	Dollar Range of Equity Securities Owned by Trustee Nominee in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Trustee Nominee in Invesco Fund Complex
Donald H. Wilson	Invesco Dynamic Large Cap Growth ETF	Over $100,000	Over $100,000
	Invesco Dynamic Large Cap Value ETF	Over $100,000
	Invesco Dynamic Market ETF	$10,001-$50,000
	Invesco High Yield Equity Dividend Achievers ETF	$10,001-$50,000
	Invesco S&P SmallCap Value with Momentum ETF	$50,001-$100,000
	Invesco S&P MidCap Quality ETF	Over $100,000
	Invesco Water Resources ETF	$10,001-$50,000
	Invesco CEF Income Composite ETF	Over $100,000
	Invesco FTSE RAFI Developed Markets Ex-U.S. ETF	Over $100,000
	Invesco Global Water ETF	$1-$10,000
	Invesco International BuyBack Achievers ETF	$10,001-$50,000
	Invesco Preferred ETF	$10,001-$50,000
	Invesco Senior Loan ETF	$50,001-$100,000
	Invesco Taxable Municipal Bond ETF	$50,001-$100,000
	Invesco Treasury Collateral ETF	$10,001-$50,000

*	Ms. Pace, Admiral Giambastiani and Ms. Herget were not Trustees of any trust in the Fund Family as of December 31, 2018.

Name of Interested Trustee/Nominee	Fund	Dollar Range of Equity Securities Owned by Trustee Nominee in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Trustee Nominee in Invesco Fund Complex
Kevin M. Carome	Invesco S&P Emerging Markets Low Volatility ETF	$10,001-$50,000	Over $100,000
	Invesco S&P 500® High Dividend Low Volatility ETF	$50,001-$100,000
	Invesco Senior Loan ETF	$50,001-$100,000

APPENDIX E

OWNERSHIP OF SHARES

Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding of such Fund. As of May 31, 2019, to the best of the knowledge of the Funds, the following shareholders beneficially owned 5% or more of the outstanding voting shares of each Fund:

Fund Name	Name & Address	Amount	% Owned
Invesco Exchange-Traded Fund Trust
Invesco Aerospace & Defense ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,774,964	11.83%
	National Financial Services 200 Liberty Street New York, New York 10281	1,724,143	11.49%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,420,798	9.47%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,294,243	8.63%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,029,537	6.86%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,019,111	6.79%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,007,538	6.72%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	958,780	6.39%
Invesco BRIC ETF	National Financial Services 200 Liberty Street New York, New York 10281	273,696	15.63%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	263,053	15.02%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	206,853	11.81%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	125,240	7.15%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	106,453	6.08%
Invesco BuyBack Achievers™ ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,153,661	16.34%

	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,342,391	12.14%
	National Financial Services 200 Liberty Street New York, New York 10281	2,230,470	11.56%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,484,803	7.69%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,233,918	6.39%
	LPL Financial 75 State Street Boston, Massachusetts 02109	1,131,685	5.86%
Invesco Cleantech™ ETF	CDS Clearing 85 Richmond Street West Toronto, Ontario M5H 2C9	728,275	17.98%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	467,723	11.55%
	National Financial Services 200 Liberty Street New York, New York 10281	401,411	9.91%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	306,553	7.57%
	Morgan Stanley 1585 Broadway New York, New York 10036	222,255	5.49%
Invesco Dividend Achievers™ ETF	National Financial Services 200 Liberty Street New York, New York 10281	1,129,922	10.86%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,014,590	9.76%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	988,989	9.51%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	855,229	8.22%
	Bank of New York One Wall Street New York, New York 10286	853,506	8.21%
	Morgan Stanley 1585 Broadway New York, New York 10036	791,550	7.61%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	645,689	6.21%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	581,215	5.59%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	577,250	5.55%
Invesco Dow Jones Industrial Average Dividend ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	317,026	16.69%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	213,207	11.22%
	BB&T 200 West 2nd Street Winston-Salem, North Carolina 27101	198,243	10.43%
	National Financial Services 200 Liberty Street New York, New York 10281	189,835	9.99%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	184,698	9.72%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	166,803	8.78%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	126,881	6.68%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	120,728	6.35%
	E*TRADE 1271 Avenue of the Americas New York, New York 10020	111,430	5.86%
Invesco DWA Basic Materials Momentum ETF	National Financial Services 200 Liberty Street New York, New York 10281	156,712	15.67%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	154,951	15.50%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	144,855	14.49%
	LPL Financial 75 State Street Boston, Massachusetts 02109	71,896	7.19%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	67,085	6.71%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	60,092	6.01%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	59,193	5.92%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	51,919	5.19%
Invesco DWA Consumer Cyclicals Momentum ETF	Bank of New York One Wall Street New York, New York 10286	215,584	23.95%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	83,359	9.26%
	Folio Investments 8180 Greensboro Drive Mclean, Virginia 22102	73,267	8.14%
	Morgan Stanley 1585 Broadway New York, New York 10036	67,124	7.46%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	66,595	7.40%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	54,113	6.01%
	JMS LLC 15255 S 94th Ave. Orland Park, Illinois 60462	45,409	5.05%
Invesco DWA Consumer Staples Momentum ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	347,923	15.46%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	279,351	12.42%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	243,104	10.80%
	Morgan Stanley 1585 Broadway New York, New York 10036	216,222	9.61%
	National Financial Services 200 Liberty Street New York, New York 10281	211,326	9.39%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	126,850	5.64%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	116,098	5.16%
Invesco DWA Energy Momentum ETF	National Financial Services 200 Liberty Street New York, New York 10281	291,281	19.42%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	185,682	12.38%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	118,711	7.91%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	117,746	7.85%
	Morgan Stanley 1585 Broadway New York, New York 10036	86,521	5.77%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	85,041	5.67%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	76,090	5.07%
Invesco DWA Financial Momentum ETF	Bank of New York One Wall Street New York, New York 10286	348,748	24.05%
	Folio Investments 8180 Greensboro Drive Mclean, Virginia 22102	115,438	7.96%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	113,232	7.81%

	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	111,025	7.66%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	108,345	7.47%
	Morgan Stanley 1585 Broadway New York, New York 10036	88,120	6.08%
	National Financial Services 200 Liberty Street New York, New York 10281	79,949	5.51%
Invesco DWA Healthcare Momentum ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	256,985	14.68%
	National Financial Services 200 Liberty Street New York, New York 10281	136,541	7.80%
	Morgan Stanley 1585 Broadway New York, New York 10036	129,245	7.39%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	121,396	6.94%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	109,608	6.26%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	105,528	6.03%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	105,386	6.02%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	91,999	5.26%
	LPL Financial 75 State Street Boston, Massachusetts 02109	90,398	5.17%
Invesco DWA Industrials Momentum ETF	Bank of New York One Wall Street New York, New York 10286	316,346	19.77%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	194,718	12.17%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	132,067	8.25%
	Morgan Stanley 1585 Broadway New York, New York 10036	108,821	6.80%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	100,042	6.25%
	National Financial Services 200 Liberty Street New York, New York 10281	84,188	5.26%
Invesco DWA Momentum ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,865,172	15.49%

	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	3,383,435	13.56%
	National Financial Services 200 Liberty Street New York, New York 10281	2,615,782	10.48%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	2,584,370	10.36%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,320,868	9.30%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,728,931	6.93%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,470,347	5.89%
Invesco DWA NASDAQ Momentum ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	47,901	11.98%
	National Financial Services 200 Liberty Street New York, New York 10281	44,808	11.20%
	Morgan Stanley 1585 Broadway New York, New York 10036	40,835	10.21%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	40,094	10.02%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	31,692	7.92%
	LPL Financial 75 State Street Boston, Massachusetts 02109	28,597	7.15%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	24,833	6.21%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	20,802	5.20%
Invesco DWA Technology Momentum ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	336,779	13.21%
	Bank of New York One Wall Street New York, New York 10286	286,961	11.25%
	Morgan Stanley 1585 Broadway New York, New York 10036	239,929	9.41%
	National Financial Services 200 Liberty Street New York, New York 10281	233,321	9.15%
	UBS Financial 1200 Harbor Blvd. Weehawken, New Jersey 07086	230,878	9.05%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	185,528	7.28%

	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	152,270	5.97%
Invesco DWA Utilities Momentum ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,074,232	18.52%
	National Financial Services 200 Liberty Street New York, New York 10281	1,013,433	17.47%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,000,227	17.25%
	Morgan Stanley 1585 Broadway New York, New York 10036	542,402	9.35%
	LPL Financial 75 State Street Boston, Massachusetts 02109	335,708	5.79%
Invesco Dynamic Biotechnology & Genome ETF	Morgan Stanley 1585 Broadway New York, New York 10036	562,169	12.22%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	539,192	11.72%
	National Financial Services 200 Liberty Street New York, New York 10281	505,298	10.98%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	424,147	9.22%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	400,575	8.71%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	266,232	5.79%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	255,102	5.55%
Invesco Dynamic Building & Construction ETF	National Financial Services 200 Liberty Street New York, New York 10281	631,333	16.19%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	429,200	11.01%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	324,172	8.31%
	Morgan Stanley 1585 Broadway New York, New York 10036	286,457	7.35%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	253,460	6.50%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	228,836	5.87%
	LPL Financial 75 State Street Boston, Massachusetts 02109	200,483	5.14%

Invesco Dynamic Energy Exploration & Production ETF	National Financial Services 200 Liberty Street New York, New York 10281	268,526	13.10%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	255,700	12.47%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	213,472	10.41%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	173,935	8.48%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	150,869	7.36%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	131,301	6.40%
	Morgan Stanley 1585 Broadway New York, New York 10036	125,658	6.13%
Invesco Dynamic Food & Beverage ETF	National Financial Services 200 Liberty Street New York, New York 10281	328,851	15.66%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	294,839	14.04%
	Morgan Stanley 1585 Broadway New York, New York 10036	172,811	8.23%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	170,479	8.12%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	140,312	6.68%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	128,308	6.11%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	114,024	5.43%
Invesco Dynamic Large Cap Growth ETF	Morgan Stanley 1585 Broadway New York, New York 10036	2,168,883	13.99%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,028,440	13.09%
	National Financial Services 200 Liberty Street New York, New York 10281	1,946,503	12.56%
	LPL Financial 75 State Street Boston, Massachusetts 02109	1,280,081	8.26%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,097,617	7.08%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	1,095,846	7.07%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,046,558	6.75%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,017,429	6.56%
Invesco Dynamic Large Cap Value ETF	Morgan Stanley 1585 Broadway New York, New York 10036	6,364,406	23.88%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,614,745	13.56%
	National Financial Services 200 Liberty Street New York, New York 10281	3,016,936	11.32%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,737,869	6.52%
	PNC Financial 249 Fifth Ave. Pittsburgh, Pennsylvania 15222	1,735,135	6.51%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,701,224	6.38%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,422,400	5.34%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	1,341,234	5.03%
Invesco Dynamic Leisure and Entertainment ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	423,702	29.22%
	National Financial Services 200 Liberty Street New York, New York 10281	282,212	19.46%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	93,698	6.46%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	85,506	5.90%
Invesco Dynamic Market ETF	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	272,371	17.02%
	Morgan Stanley 1585 Broadway New York, New York 10036	200,375	12.52%
	National Financial Services 200 Liberty Street New York, New York 10281	158,891	9.93%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	156,190	9.76%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	111,006	6.94%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	106,190	6.64%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	98,869	6.18%
Invesco Dynamic Media ETF	National Financial Services 200 Liberty Street New York, New York 10281	473,724	17.55%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	454,268	16.82%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	432,577	16.02%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	176,272	6.53%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	161,412	5.98%
	Interactive Brokers LLC One Pickwick Plaza Greenwich, Connecticut 06830	152,108	5.63%
Invesco Dynamic Networking ETF	National Financial Services 200 Liberty Street New York, New York 10281	417,303	26.08%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	219,821	13.74%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	145,124	9.07%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	135,669	8.48%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	121,091	7.57%
	Morgan Stanley 1585 Broadway New York, New York 10036	82,284	5.14%
Invesco Dynamic Oil & Gas Services ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	327,232	12.83%
	National Financial Services 200 Liberty Street New York, New York 10281	291,486	11.43%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	253,181	9.93%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	198,736	7.79%
	BNP Paribas 155 N Wacker Drive, Suite 4450 Chicago, Illinois 60606	159,993	6.27%
Invesco Dynamic Pharmaceuticals ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,093,633	16.83%
	National Financial Services 200 Liberty Street New York, New York 10281	1,023,698	15.75%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	830,591	12.78%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	599,663	9.23%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	383,252	5.90%
Invesco Dynamic Retail ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	29,839	14.92%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	26,327	13.16%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	25,690	12.85%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	24,554	12.28%
	National Financial Services 200 Liberty Street New York, New York 10281	20,695	10.35%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	11,534	5.77%
	Morgan Stanley 1585 Broadway New York, New York 10036	10,300	5.15%
Invesco Dynamic Semiconductors ETF	National Financial Services 200 Liberty Street New York, New York 10281	617,509	18.16%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	533,846	15.70%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	392,458	11.54%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	347,041	10.21%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	171,737	5.05%
Invesco Dynamic Software ETF	National Financial Services 200 Liberty Street New York, New York 10281	1,013,651	20.69%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	877,696	17.91%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	430,568	8.79%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	417,886	8.53%
Invesco Financial Preferred ETF	National Financial Services 200 Liberty Street New York, New York 10281	12,596,845	16.56%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	12,316,381	16.20%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	7,491,823	9.85%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,187,059	8.14%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	5,570,863	7.33%
	Morgan Stanley 1585 Broadway New York, New York 10036	5,301,460	6.97%
Invesco FTSE RAFI US 1000 ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	13,238,691	27.93%
	National Financial Services 200 Liberty Street New York, New York 10281	7,621,827	16.08%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,928,423	8.29%
Invesco FTSE RAFI US 1500 Small-Mid ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,027,273	37.67%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,699,939	10.62%
	Bank of New York One Wall Street New York, New York 10286	1,342,883	8.39%
	National Financial Services 200 Liberty Street New York, New York 10281	1,217,131	7.61%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,007,507	6.30%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	807,770	5.05%
Invesco Global Listed Private Equity ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,032,713	16.13%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,983,112	15.87%
	National Financial Services 200 Liberty Street New York, New York 10281	2,410,275	12.82%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,881,136	10.01%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,619,912	8.62%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,288,183	6.85%

Invesco Golden Dragon China ETF	National Financial Services 200 Liberty Street New York, New York 10281	751,278	14.73%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	651,558	12.78%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	472,852	9.27%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	460,480	9.03%
	Morgan Stanley 1585 Broadway New York, New York 10036	447,756	8.78%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	326,406	6.40%
Invesco High Yield Equity Dividend Achievers™ ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	8,486,044	18.35%
	National Financial Services 200 Liberty Street New York, New York 10281	7,020,426	15.18%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	5,604,516	12.12%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	4,332,610	9.37%
	Morgan Stanley 1585 Broadway New York, New York 10036	3,037,187	6.57%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	2,671,399	5.78%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,420,524	5.23%
Invesco Insider Sentiment ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	171,468	17.13%
	National Financial Services 200 Liberty Street New York, New York 10281	119,889	11.98%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	72,595	7.25%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	67,668	6.76%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	61,872	6.18%
	Morgan Stanley 1585 Broadway New York, New York 10036	61,412	6.14%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	60,482	6.04%

Invesco International Dividend Achievers™ ETF	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	14,892,116	32.06%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,486,921	13.97%
	National Financial Services 200 Liberty Street New York, New York 10281	4,355,953	9.38%
	Morgan Stanley 1585 Broadway New York, New York 10036	3,334,766	7.18%
Invesco NASDAQ Internet ETF	National Financial Services 200 Liberty Street New York, New York 10281	668,877	16.31%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	615,074	15.00%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	601,145	14.66%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	260,926	6.36%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	254,032	6.20%
Invesco Raymond James SB-1 Equity ETF	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	3,027,781	80.25%
Invesco S&P 100 Equal Weight ETF	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	189,778	18.07%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	159,436	15.18%
	National Financial Services 200 Liberty Street New York, New York 10281	105,836	10.08%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	83,830	7.98%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	57,892	5.51%
	LPL Financial 75 State Street Boston, Massachusetts 02109	52,745	5.02%
Invesco S&P 500 BuyWrite ETF	National Financial Services 200 Liberty Street New York, New York 10281	2,110,447	14.26%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,904,866	12.87%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,373,644	9.28%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,165,629	7.88%

	Morgan Stanley 1585 Broadway New York, New York 10036	1,031,653	6.97%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	795,488	5.37%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	755,262	5.10%
Invesco S&P 500® Equal Weight Communication Services ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	320,673	35.63%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	248,621	27.62%
	Folio Investments 8180 Greensboro Drive Mclean, Virginia 22102	195,683	21.74%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	50,600	5.62%
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	304,297	33.81%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	73,784	8.20%
	Folio Investments 8180 Greensboro Drive Mclean, Virginia 22102	70,423	7.82%
	National Financial Services 200 Liberty Street New York, New York 10281	66,509	7.39%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	61,098	6.79%
	Goldman Sachs 200 West Street New York, New York 10004	53,090	5.90%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	46,403	5.16%
Invesco S&P 500® Equal Weight Consumer Staples ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	916,580	28.20%
	National Financial Services 200 Liberty Street New York, New York 10281	413,070	12.71%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	396,244	12.19%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	230,624	7.10%
	LPL Financial 75 State Street Boston, Massachusetts 02109	178,007	5.48%
Invesco S&P 500® Equal Weight Energy ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,006,579	27.96%

	National Financial Services 200 Liberty Street New York, New York 10281	451,960	12.55%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	403,926	11.22%
	R W Baird 777 East Wisconsin Milwaukee, Wisconsin 53202	209,837	5.83%
	Morgan Stanley 1585 Broadway New York, New York 10036	184,571	5.13%
Invesco S&P 500® Equal Weight ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	27,931,024	18.65%
	National Financial Services 200 Liberty Street New York, New York 10281	19,287,822	12.88%
	Morgan Stanley 1585 Broadway New York, New York 10036	11,719,912	7.82%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	11,690,969	7.80%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	10,108,159	6.75%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	9,693,158	6.47%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	9,032,638	6.03%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	8,947,168	5.97%
Invesco S&P 500® Equal Weight Financials ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,920,540	44.25%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	608,027	9.21%
	National Financial Services 200 Liberty Street New York, New York 10281	523,033	7.92%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	521,380	7.90%
	Morgan Stanley 1585 Broadway New York, New York 10036	340,111	5.15%
Invesco S&P 500® Equal Weight Health Care ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,599,629	45.70%
	National Financial Services 200 Liberty Street New York, New York 10281	305,361	8.72%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	190,208	5.43%

Invesco S&P 500® Equal Weight Industrials ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	604,897	29.51%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	491,163	23.96%
	National Financial Services 200 Liberty Street New York, New York 10281	225,608	11.01%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	103,910	5.07%
Invesco S&P 500® Equal Weight Materials ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	407,481	33.96%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	208,262	17.36%
	National Financial Services 200 Liberty Street New York, New York 10281	144,256	12.02%
	LPL Financial 75 State Street Boston, Massachusetts 02109	86,139	7.18%
Invesco S&P 500® Equal Weight Real Estate ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	563,896	53.70%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	108,607	10.34%
	Folio Investments 8180 Greensboro Drive Mclean, Virginia 22102	67,829	6.46%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	56,729	5.40%
Invesco S&P 500® Equal Weight Technology ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,576,095	35.41%
	National Financial Services 200 Liberty Street New York, New York 10281	875,465	8.67%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	804,649	7.97%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	585,502	5.80%
Invesco S&P 500® Equal Weight Utilities ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,180,687	34.22%
	National Financial Services 200 Liberty Street New York, New York 10281	487,219	14.12%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	368,653	10.69%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	204,128	5.92%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	199,495	5.78%
Invesco S&P 500 GARP ETF	Morgan Stanley 1585 Broadway New York, New York 10036	776,316	16.88%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	732,911	15.93%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	528,910	11.50%
	National Financial Services 200 Liberty Street New York, New York 10281	506,859	11.02%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	423,485	9.21%
	LPL Financial 75 State Street Boston, Massachusetts 02109	278,508	6.05%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	274,252	5.96%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	230,173	5.00%
Invesco S&P 500® Pure Growth ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	7,247,848	30.26%
	Bank of New York One Wall Street New York, New York 10286	2,785,942	11.63%
	National Financial Services 200 Liberty Street New York, New York 10281	2,465,586	10.29%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	1,468,350	6.13%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,436,667	6.00%
Invesco S&P 500® Pure Value ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,572,123	25.24%
	National Financial Services 200 Liberty Street New York, New York 10281	1,941,461	13.72%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,364,305	9.64%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,089,087	7.70%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	819,067	5.79%
Invesco S&P 500® Quality ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	8,725,351	19.97%

	National Financial Services 200 Liberty Street New York, New York 10281	7,554,782	17.29%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	4,767,232	10.91%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	3,466,209	7.93%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,401,705	7.78%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	3,035,050	6.95%
Invesco S&P 500® Top 50 ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	896,845	22.70%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	700,629	17.73%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	297,175	7.52%
	National Financial Services 200 Liberty Street New York, New York 10281	292,691	7.41%
	Morgan Stanley 1585 Broadway New York, New York 10036	220,231	5.57%
	Northern Trust 50 S. LaSalle St. Chicago, Ilinois 60603	205,296	5.20%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	203,561	5.15%
Invesco S&P 500 Value with Momentum ETF	National Financial Services 200 Liberty Street New York, New York 10281	519,806	32.49%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	200,518	12.53%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	163,969	10.25%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	130,261	8.14%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	91,736	5.73%
Invesco S&P MidCap 400® Equal Weight ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	353,638	22.10%
	Morgan Stanley 1585 Broadway New York, New York 10036	230,719	14.42%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	123,062	7.69%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	100,466	6.28%
	National Financial Services 200 Liberty Street New York, New York 10281	96,763	6.05%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	91,586	5.72%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	84,299	5.27%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	83,167	5.20%
Invesco S&P MidCap 400® Pure Growth ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	802,670	25.08%
	National Financial Services 200 Liberty Street New York, New York 10281	482,501	15.08%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	353,925	11.06%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	183,999	5.75%
Invesco S&P MidCap 400® Pure Value ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	740,463	33.65%
	National Financial Services 200 Liberty Street New York, New York 10281	305,333	13.88%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	242,771	11.03%
	Morgan Stanley 1585 Broadway New York, New York 10036	142,322	6.47%
Invesco S&P MidCap Momentum ETF	National Financial Services 200 Liberty Street New York, New York 10281	2,160,446	19.82%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,470,431	13.49%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,356,105	12.44%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	880,895	8.08%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	787,934	7.23%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	731,537	6.71%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	702,307	6.44%

	LPL Financial 75 State Street Boston, Massachusetts 02109	646,496	5.93%
Invesco S&P MidCap Quality ETF	Morgan Stanley 1585 Broadway New York, New York 10036	73,606	14.72%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	71,265	14.25%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	61,113	12.22%
	National Financial Services 200 Liberty Street New York, New York 10281	56,076	11.22%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	38,907	7.78%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	28,108	5.62%
Invesco S&P MidCap Value with Momentum ETF	Morgan Stanley 1585 Broadway New York, New York 10036	414,335	26.73%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	206,617	13.33%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	168,827	10.89%
	National Financial Services 200 Liberty Street New York, New York 10281	108,779	7.02%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	95,984	6.19%
Invesco S&P SmallCap 600® Equal Weight ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	157,067	24.16%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	62,643	9.64%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	55,081	8.47%
	National Financial Services 200 Liberty Street New York, New York 10281	46,680	7.18%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	40,345	6.21%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	37,638	5.79%
	Morgan Stanley 1585 Broadway New York, New York 10036	36,189	5.57%
	LPL Financial 75 State Street Boston, Massachusetts 02109	35,132	5.40%

	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	34,183	5.26%
Invesco S&P SmallCap 600® Pure Growth ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	598,572	29.20%
	National Financial Services 200 Liberty Street New York, New York 10281	220,434	10.75%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	180,683	8.81%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	175,347	8.55%
	LPL Financial 75 State Street Boston, Massachusetts 02109	135,601	6.61%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	122,345	5.97%
Invesco S&P SmallCap 600® Pure Value ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,108,277	38.89%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	412,267	14.47%
	National Financial Services 200 Liberty Street New York, New York 10281	393,330	13.80%
Invesco S&P SmallCap Momentum ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	535,839	22.33%
	Morgan Stanley 1585 Broadway New York, New York 10036	487,459	20.31%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	258,212	10.76%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	188,149	7.84%
	National Financial Services 200 Liberty Street New York, New York 10281	158,364	6.60%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	135,172	5.63%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	121,408	5.06%
Invesco S&P SmallCap Value with Momentum ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	535,553	20.60%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	358,626	13.79%
	National Financial Services 200 Liberty Street New York, New York 10281	285,220	10.97%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	233,290	8.97%
	Morgan Stanley 1585 Broadway New York, New York 10036	232,744	8.95%
	LPL Financial 75 State Street Boston, Massachusetts 02109	195,286	7.51%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	155,309	5.97%
Invesco S&P Spin-Off ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	532,193	19.35%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	327,754	11.92%
	National Financial Services 200 Liberty Street New York, New York 10281	322,162	11.71%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	262,230	9.54%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	178,859	6.50%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	163,646	5.95%
	Morgan Stanley 1585 Broadway New York, New York 10036	147,358	5.36%
Invesco Water Resources ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,612,553	13.36%
	National Financial Services 200 Liberty Street New York, New York 10281	3,584,247	13.25%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,426,419	8.97%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,233,781	8.26%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	1,353,252	5.00%
Invesco WilderHill Clean Energy ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	995,718	17.57%
	National Financial Services 200 Liberty Street New York, New York 10281	716,616	12.64%
	Morgan Stanley 1585 Broadway New York, New York 10036	441,351	7.79%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	351,617	6.20%

	Citibank 399 Park Avenue New York, New York 10043	330,032	5.82%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	287,958	5.08%
Invesco Zacks Mid-Cap ETF	National Financial Services 200 Liberty Street New York, New York 10281	574,158	15.31%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	556,222	14.83%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	539,083	14.38%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	325,563	8.68%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	300,174	8.00%
	LPL Financial 75 State Street Boston, Massachusetts 02109	264,879	7.06%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	233,899	6.24%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	218,254	5.82%
Invesco Zacks Multi-Asset Income ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,363,870	23.29%
	National Financial Services 200 Liberty Street New York, New York 10281	1,265,942	12.47%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	998,502	9.84%
	Morgan Stanley 1585 Broadway New York, New York 10036	914,174	9.01%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	644,060	6.34%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	535,851	5.28%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	507,761	5.00%

Invesco Exchange-Traded Fund Trust II
Invesco 1-30 Laddered Treasury ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,268,998	44.53%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	367,906	12.91%

	National Financial Services 200 Liberty Street New York, New York 10281	178,405	6.26%
Invesco California AMT-Free Municipal Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	7,441,597	60.50%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	647,089	5.26%
Invesco CEF Income Composite ETF	National Financial Services 200 Liberty Street New York, New York 10281	4,729,707	13.83%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	4,270,059	12.49%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,827,120	8.27%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	2,517,061	7.36%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	2,511,051	7.34%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	2,294,076	6.71%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	2,214,972	6.48%
	LPL Financial 75 State Street Boston, Massachusetts 02109	2,088,826	6.11%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,772,634	5.18%
Invesco China Real Estate ETF	National Financial Services 200 Liberty Street New York, New York 10281	460,959	21.34%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	386,203	17.88%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	295,771	13.69%
	Interactive Brokers LLC One Pickwick Plaza Greenwich, Connecticut 06830	165,031	7.64%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	120,947	5.60%
Invesco China Small Cap ETF	National Financial Services 200 Liberty Street New York, New York 10281	449,788	17.99%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	296,326	11.85%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	197,946	7.92%

	GMP Securities 145 King Street West, Suite 300 Toronto, Ontario M5H 1J8	165,380	6.62%
Invesco China Technology ETF	National Financial Services 200 Liberty Street New York, New York 10281	1,386,774	12.49%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,371,478	12.36%
	Citibank 399 Park Avenue New York, New York 10043	1,293,354	11.65%
	Brown Brothers 15140 Halsted Street Harvey, Illinois 60426	1,102,191	9.93%
	Morgan Stanley 1585 Broadway New York, New York 10036	854,380	7.70%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	674,364	6.08%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	638,267	5.75%
Invesco DWA Developed Markets Momentum ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,075,197	15.04%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	935,143	13.08%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	885,817	12.39%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	784,993	10.98%
	Morgan Stanley 1585 Broadway New York, New York 10036	499,469	6.99%
	National Financial Services 200 Liberty Street New York, New York 10281	432,324	6.05%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	407,431	5.70%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	373,850	5.23%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	366,542	5.13%
Invesco DWA Emerging Markets Momentum ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,716,874	17.98%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,181,098	12.37%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	1,098,732	11.51%

	National Financial Services 200 Liberty Street New York, New York 10281	810,440	8.49%
	UBS Financial 1285 Avenue of the Americas New York, New York 10019	612,215	6.41%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	562,534	5.89%
Invesco DWA SmallCap Momentum ETF	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	825,643	17.20%
	Morgan Stanley 1585 Broadway New York, New York 10036	671,001	13.98%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	560,571	11.68%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	495,165	10.32%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	452,276	9.42%
	National Financial Services 200 Liberty Street New York, New York 10281	250,301	5.21%
Invesco DWA Tactical Multi-Asset Income ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	218,161	15.05%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	194,822	13.44%
	National Financial Services 200 Liberty Street New York, New York 10281	150,965	10.41%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	123,606	8.52%
	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	115,844	7.99%
	LPL Financial 75 State Street Boston, Massachusetts 02109	115,055	7.93%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	110,069	7.59%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	106,832	7.37%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	95,704	6.60%
Invesco DWA Tactical Sector Rotation ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	328,876	15.30%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	326,659	15.19%

	RBC Capital Markets 500 W. Madison Street, Suite 2500 Chicago, Illinois 60661	269,762	12.55%
	Morgan Stanley 1585 Broadway New York, New York 10036	237,855	11.06%
	LPL Financial 75 State Street Boston, Massachusetts 02109	230,024	10.70%
	National Financial Services 200 Liberty Street New York, New York 10281	159,751	7.43%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	146,188	6.80%
Invesco Emerging Markets Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	400,001	66.67%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	88,293	14.72%
	LPL Financial 75 State Street Boston, Massachusetts 02109	51,398	8.57%
Invesco Emerging Markets Sovereign Debt ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	28,756,234	25.25%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	18,728,898	16.44%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	14,893,566	13.08%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	9,316,470	8.18%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,395,870	5.62%
Invesco Emerging Markets Ultra Dividend Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	65,001	43.33%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	36,812	24.54%
	National Financial Services 200 Liberty Street New York, New York 10281	13,388	8.93%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	12,887	8.59%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	12,718	8.48%
Invesco Frontier Markets ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,117,781	26.36%
	National Financial Services 200 Liberty Street New York, New York 10281	528,967	12.48%

	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	396,598	9.35%
	Morgan Stanley 1585 Broadway New York, New York 10036	294,710	6.95%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	284,091	6.70%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	251,614	5.93%
	Citibank 399 Park Avenue New York, New York 10043	214,701	5.06%
Invesco FTSE International Low Beta Equal Weight ETF	SEI Private Trust 100 Cider Mill Road Oaks, Pennsylvania 19456	2,499,509	79.35%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	222,472	7.06%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	211,236	6.71%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	12,446,397	37.72%
	Bank of New York One Wall Street New York, New York 10286	6,804,749	20.62%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	2,508,715	7.60%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,452,845	7.43%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	1,734,298	5.26%
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,502,902	61.35%
	National Financial Services 200 Liberty Street New York, New York 10281	549,519	5.18%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	533,707	5.03%
Invesco FTSE RAFI Emerging Markets ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	15,026,079	24.37%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	8,839,019	14.34%
	National Financial Services 200 Liberty Street New York, New York 10281	7,261,377	11.78%
	Bank of New York One Wall Street New York, New York 10286	5,299,008	8.60%

	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	3,485,740	5.65%
	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263	3,173,169	5.15%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	3,110,898	5.05%
Invesco Fundamental High Yield® Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	11,881,788	32.03%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	6,925,895	18.67%
	Bank of New York One Wall Street New York, New York 10286	3,493,116	9.42%
	National Financial Services 200 Liberty Street New York, New York 10281	2,436,495	6.57%
Invesco Fundamental Investment Grade Corporate Bond ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	4,794,170	76.10%
Invesco Global Clean Energy ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	766,068	19.03%
	National Financial Services 200 Liberty Street New York, New York 10281	410,738	10.20%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	276,419	6.87%
	Morgan Stanley 1585 Broadway New York, New York 10036	257,097	6.39%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	203,543	5.06%
Invesco Global ESG Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	600,011	75.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	40,000	5.00%
Invesco Global Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	355,001	71.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	66,471	13.29%
	SG Americas Securities LLC 1221 Avenue of the Americas New York, New York 10020	52,454	10.49%
Invesco Global Short Term High Yield Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,454,402	35.07%
	National Financial Services 200 Liberty Street New York, New York 10281	1,490,276	15.13%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	865,213	8.78%
	Bank of New York One Wall Street New York, New York 10286	531,803	5.40%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	530,294	5.38%
Invesco Global Water ETF	Morgan Stanley 1585 Broadway New York, New York 10036	830,485	12.30%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	700,967	10.38%
	National Financial Services 200 Liberty Street New York, New York 10281	624,540	9.25%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	618,090	9.16%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	517,392	7.67%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	458,367	6.79%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	348,796	5.17%
Invesco International BuyBack Achievers™ ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	876,330	15.79%
	National Financial Services 200 Liberty Street New York, New York 10281	601,718	10.84%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	532,350	9.59%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	508,861	9.17%
	LPL Financial 75 State Street Boston, Massachusetts 02109	492,392	8.87%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	474,735	8.55%
	Morgan Stanley 1585 Broadway New York, New York 10036	387,711	6.99%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	352,746	6.36%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	338,564	6.10%
Invesco International Corporate Bond ETF	Northern Trust 50 S. LaSalle St. Chicago, Ilinois 60603	1,282,447	28.19%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	696,388	15.31%
	National Financial Services 200 Liberty Street New York, New York 10281	316,529	6.96%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	314,306	6.91%
	Bank of New York One Wall Street New York, New York 10286	274,730	6.04%
Invesco International Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	305,001	61.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	62,387	12.48%
	SG Americas Securities LLC 1221 Avenue of the Americas New York, New York 10020	42,163	8.43%
	LPL Financial 75 State Street Boston, Massachusetts 02109	32,072	6.41%
Invesco International Ultra Dividend Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	50,001	50.00%
	National Financial Services 200 Liberty Street New York, New York 10281	18,934	18.93%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	18,217	18.22%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	8,134	8.13%
Invesco KBW Bank ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,556,404	21.21%
	Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005	1,115,136	9.25%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	922,890	7.66%
	National Financial Services 200 Liberty Street New York, New York 10281	922,312	7.65%
	Morgan Stanley 1585 Broadway New York, New York 10036	713,134	5.92%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	646,186	5.36%
Invesco KBW High Dividend Yield Financial ETF	National Financial Services 200 Liberty Street New York, New York 10281	2,353,987	16.94%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,565,003	11.26%

	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,555,540	11.19%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,334,748	9.60%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,287,707	9.26%
	LPL Financial 75 State Street Boston, Massachusetts 02109	841,200	6.05%
Invesco KBW Premium Yield Equity REIT ETF	National Financial Services 200 Liberty Street New York, New York 10281	1,973,913	17.86%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,552,918	14.05%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,476,415	13.36%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	713,099	6.45%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	551,964	5.00%
Invesco KBW Property & Casualty Insurance ETF	National Financial Services 200 Liberty Street New York, New York 10281	1,973,913	17.86%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,552,918	14.05%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,476,415	13.36%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	713,099	6.45%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	551,964	5.00%
Invesco KBW Regional Banking ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	306,029	19.13%
	National Financial Services 200 Liberty Street New York, New York 10281	181,081	11.32%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	168,525	10.53%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	114,822	7.18%
	Morgan Stanley 1585 Broadway New York, New York 10036	99,867	6.24%
Invesco LadderRite 0-5 Year Corporate Bond ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	84,068	16.81%

	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	77,436	15.49%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	52,995	10.60%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	49,705	9.94%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	45,103	9.02%
	SEI Private Trust 100 Cider Mill Road Oaks, Pennsylvania 19456	43,025	8.61%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	31,278	6.26%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	25,164	5.03%
Invesco MSCI Emerging Markets Equal Country Weight ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	177,650	44.41%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	44,018	11.00%
	National Financial Services 200 Liberty Street New York, New York 10281	42,373	10.59%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	28,573	7.14%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	26,044	6.51%
	Interactive Brokers LLC One Pickwick Plaza Greenwich, Connecticut 06830	24,169	6.04%
Invesco MSCI Global Timber ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,318,074	22.15%
	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263	862,567	14.50%
	Oppenheimer & Co. Inc, 85 Broad Street New York, New York, 10005	610,446	10.26%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	530,916	8.92%
	National Financial Services 200 Liberty Street New York, New York 10281	423,738	7.12%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	407,875	6.86%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	388,959	6.54%

	Goldman Sachs 200 West Street New York, New York 10004	328,739	5.53%
Invesco National AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	22,509,407	31.20%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	11,757,014	16.30%
	Morgan Stanley 1585 Broadway New York, New York 10036	5,887,162	8.16%
	National Financial Services 200 Liberty Street New York, New York 10281	5,167,835	7.16%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,965,608	5.50%
Invesco New York AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	445,688	15.64%
	National Financial Services 200 Liberty Street New York, New York 10281	404,185	14.18%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	285,999	10.04%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	284,094	9.97%
	Bank of New York One Wall Street New York, New York 10286	193,144	6.78%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	188,208	6.60%
	Morgan Stanley 1585 Broadway New York, New York 10036	161,843	5.68%
Invesco Preferred ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	65,716,218	19.00%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	56,920,880	16.46%
	National Financial Services 200 Liberty Street New York, New York 10281	35,286,465	10.20%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	34,357,865	9.93%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	20,716,990	5.99%
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	194,634	77.85%
	Bank of New York One Wall Street New York, New York 10286	16,650	6.66%

Invesco PureBetaSM FTSE Developed ex-North America ETF	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	43,592	43.59%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	35,311	35.31%
	E*TRADE Harborside 2 200 Hudson Street, Suite 501 Jersey City, NJ 07311	6,973	6.97%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	5,287	5.29%
Invesco PureBetaSM FTSE Emerging Markets ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	83,069	83.07%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	5,923	5.92%
Invesco PureBetaSM MSCI USA ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	71,270	71.27%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	10,186	10.19%
Invesco PureBetaSM MSCI USA Small Cap ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	85,436	85.44%
Invesco PureBetaSM US Aggregate Bond ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	966,831	96.68%
Invesco Russell 1000 Enhanced Equal Weight ETF	SEI Private Trust 100 Cider Mill Road Oaks, Pennsylvania 19456	841,498	88.58%
Invesco Russell 1000 Equal Weight ETF	Stifel, Nicolaus & Co., Inc. One Financial Plaza 501 N Broadway St. Louis, Missouri 63102	5,746,241	32.46%
	SEI Private Trust 100 Cider Mill Road Oaks, Pennsylvania 19456	2,480,983	14.02%
	National Financial Services 200 Liberty Street New York, New York 10281	2,383,491	13.47%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,906,935	10.77%
	Vanguard 455 Devon Park Drive Wayne, Pennsylvania 19087	1,244,613	7.03%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,061,132	6.00%
Invesco Russell 1000 Low Beta Equal Weight ETF	SEI Private Trust 100 Cider Mill Road Oaks, Pennsylvania 19456	3,603,923	90.10%
Invesco Russell 1000® Low Volatility Factor ETF	Citibank 399 Park Avenue New York, New York 10043	186,501	93.25%

Invesco Russell 1000® Momentum Factor ETF	Citibank 399 Park Avenue New York, New York 10043	186,001	93.00%
Invesco Russell 1000® Quality Factor ETF	Citibank 399 Park Avenue New York, New York 10043	174,001	87.00%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	16,005	8.00%
Invesco Russell 1000® Size Factor ETF	Citibank 399 Park Avenue New York, New York 10043	190,001	95.00%
Invesco Russell 1000® Value Factor ETF	Citibank 399 Park Avenue New York, New York 10043	190,001	95.00%
Invesco Russell 1000® Yield Factor ETF	Citibank 399 Park Avenue New York, New York 10043	155,001	62.00%
	SG Americas Securities LLC 1221 Avenue of the Americas New York, New York 10020	47,242	18.90%
	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263	35,000	14.00%
Invesco S&P 500® Enhanced Value ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	893,447	54.15%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	180,348	10.93%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	151,445	9.18%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	114,785	6.96%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	104,432	6.33%
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	National Financial Services 200 Liberty Street New York, New York 10281	875,408	25.01%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	487,208	13.92%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	261,403	7.47%
	SEI Private Trust 100 Cider Mill Road Oaks, Pennsylvania 19456	196,893	5.63%
Invesco S&P 500® High Beta ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	596,805	19.89%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	310,474	10.35%
	National Financial Services 200 Liberty Street New York, New York 10281	282,726	9.42%

	Goldman Sachs 200 West Street New York, New York 10004	222,196	7.41%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	209,910	7.00%
	Bank of New York One Wall Street New York, New York 10286	172,365	5.75%
Invesco S&P 500® High Dividend Low Volatility ETF	National Financial Services 200 Liberty Street New York, New York 10281	10,839,533	13.94%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	8,790,469	11.31%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	8,071,595	10.38%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	6,075,615	7.81%
	Morgan Stanley 1585 Broadway New York, New York 10036	5,415,377	6.97%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	4,644,378	5.97%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	4,558,918	5.86%
	LPL Financial 75 State Street Boston, Massachusetts 02109	4,189,218	5.39%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	4,118,428	5.30%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	4,052,369	5.21%
Invesco S&P 500® Low Volatility ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	39,142,551	19.28%
	National Financial Services 200 Liberty Street New York, New York 10281	21,293,249	10.49%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	18,707,831	9.22%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	12,707,328	6.26%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	10,915,957	5.38%
Invesco S&P 500 Minimum Variance ETF	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	42,231	84.46%
Invesco S&P 500® Momentum ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	590,553	40.73%

	National Financial Services 200 Liberty Street New York, New York 10281	210,244	14.50%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	177,830	12.26%
Invesco S&P 500 Revenue ETF	Morgan Stanley 1585 Broadway New York, New York 10036	2,668,398	14.78%
	National Financial Services 200 Liberty Street New York, New York 10281	2,334,983	12.94%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,239,505	12.41%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	1,863,389	10.32%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,228,015	6.80%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,202,650	6.66%
	LPL Financial 75 State Street Boston, Massachusetts 02109	1,156,397	6.41%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,112,803	6.16%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	947,752	5.25%
Invesco S&P Emerging Markets Low Volatility ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	5,072,906	35.98%
	Bank of New York One Wall Street New York, New York 10286	3,157,243	22.39%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,375,866	9.76%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	906,429	6.43%
Invesco S&P Emerging Markets Momentum ETF	National Financial Services 200 Liberty Street New York, New York 10281	89,304	19.85%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	79,652	17.70%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	73,500	16.33%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	47,319	10.52%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	35,210	7.82%

Invesco S&P Financials Revenue ETF	Morgan Stanley 1585 Broadway New York, New York 10036	85,453	15.54%
	National Financial Services 200 Liberty Street New York, New York 10281	62,378	11.34%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	58,537	10.64%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	52,464	9.54%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	43,338	7.88%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	38,521	7.00%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	30,867	5.61%
Invesco S&P Global Dividend Opportunities Index ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	400,958	15.66%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	334,361	13.06%
	National Financial Services 200 Liberty Street New York, New York 10281	303,081	11.84%
	Morgan Stanley 1585 Broadway New York, New York 10036	223,025	8.71%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	171,104	6.68%
Invesco S&P Global Water Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,518,938	14.75%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,430,728	14.23%
	National Financial Services 200 Liberty Street New York, New York 10281	1,887,570	11.05%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	1,385,600	8.11%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,336,455	7.82%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	931,481	5.45%
Invesco S&P High Income Infrastructure ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	894,295	39.75%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	414,422	18.42%

	National Financial Services 200 Liberty Street New York, New York 10281	222,993	9.91%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	197,535	8.78%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	119,568	5.31%
Invesco S&P International Developed High Dividend Low Volatility ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	91,881	22.97%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	59,265	14.82%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	51,216	12.80%
	National Financial Services 200 Liberty Street New York, New York 10281	43,041	10.76%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	42,332	10.58%
	LPL Financial 75 State Street Boston, Massachusetts 02109	31,932	7.98%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	29,492	7.37%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	24,323	6.08%
Invesco S&P International Developed Low Volatility ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	7,851,072	33.27%
	Bank of New York One Wall Street New York, New York 10286	2,302,740	9.76%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	2,102,990	8.91%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	1,426,679	6.05%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,255,520	5.32%
Invesco S&P International Developed Momentum ETF	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	31,672	31.67%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	16,861	16.86%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	16,043	16.04%
	Goldman Sachs 200 West Street New York, New York 10004	7,356	7.36%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,226	6.23%
Invesco S&P International Developed Quality ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	459,848	34.06%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	209,386	15.51%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	96,973	7.18%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	93,884	6.95%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	88,606	6.56%
	National Financial Services 200 Liberty Street New York, New York 10281	71,604	5.30%
Invesco S&P MidCap 400 Revenue ETF	Morgan Stanley 1585 Broadway New York, New York 10036	826,783	13.89%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	790,830	13.29%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	687,906	11.56%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	534,077	8.97%
	National Financial Services 200 Liberty Street New York, New York 10281	527,369	8.86%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	440,581	7.40%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	353,770	5.94%
	LPL Financial 75 State Street Boston, Massachusetts 02109	353,636	5.94%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	353,268	5.94%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	335,604	5.64%
Invesco S&P MidCap Low Volatility ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,506,473	11.61%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	6,451,107	11.51%
	National Financial Services 200 Liberty Street New York, New York 10281	6,243,387	11.14%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,084,727	10.86%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	4,907,925	8.76%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	4,370,755	7.80%
	LPL Financial 75 State Street Boston, Massachusetts 02109	4,008,745	7.15%
Invesco S&P SmallCap 600 Revenue ETF	Morgan Stanley 1585 Broadway New York, New York 10036	946,528	14.45%
	National Financial Services 200 Liberty Street New York, New York 10281	939,278	14.34%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	764,152	11.66%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	746,365	11.39%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	546,834	8.35%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	420,628	6.42%
	LPL Financial 75 State Street Boston, Massachusetts 02109	365,416	5.58%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	347,234	5.30%
Invesco S&P SmallCap Consumer Discretionary ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	87,529	15.91%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	64,007	11.64%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	56,645	10.30%
	Morgan Stanley 1585 Broadway New York, New York 10036	43,385	7.89%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	38,858	7.07%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	34,341	6.24%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	28,262	5.14%
Invesco S&P SmallCap Consumer Staples ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	105,159	12.37%

	National Financial Services 200 Liberty Street New York, New York 10281	101,955	11.99%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	98,365	11.57%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	85,849	10.10%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	61,518	7.24%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	54,747	6.44%
Invesco S&P SmallCap Energy ETF	National Financial Services 200 Liberty Street New York, New York 10281	485,593	18.32%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	327,677	12.37%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	265,667	10.03%
	Bank of New York One Wall Street New York, New York 10286	227,700	8.59%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	180,754	6.82%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	144,010	5.43%
Invesco S&P SmallCap Financials ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,477,489	55.75%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	186,682	7.04%
Invesco S&P SmallCap Health Care ETF	National Financial Services 200 Liberty Street New York, New York 10281	828,310	17.44%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	670,250	14.11%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	432,978	9.12%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	432,755	9.11%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	304,208	6.40%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	245,323	5.16%
Invesco S&P SmallCap High Dividend Low Volatility ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	462,074	46.21%

	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	165,602	16.56%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	84,758	8.48%
	National Financial Services 200 Liberty Street New York, New York 10281	74,424	7.44%
Invesco S&P SmallCap Industrials ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	207,723	20.77%
	National Financial Services 200 Liberty Street New York, New York 10281	108,360	10.84%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	96,642	9.66%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	95,365	9.54%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	78,007	7.80%
	Morgan Stanley 1585 Broadway New York, New York 10036	50,137	5.01%
Invesco S&P SmallCap Information Technology ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	692,613	17.99%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	524,222	13.62%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	457,864	11.89%
	National Financial Services 200 Liberty Street New York, New York 10281	433,839	11.27%
	Morgan Stanley 1585 Broadway New York, New York 10036	228,502	5.94%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	228,176	5.93%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	208,384	5.41%
Invesco S&P SmallCap Low Volatility ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,749,718	16.21%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	5,387,725	12.94%
	National Financial Services 200 Liberty Street New York, New York 10281	4,288,040	10.30%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	3,630,573	8.72%

	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	3,226,810	7.75%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	2,736,937	6.57%
	LPL Financial 75 State Street Boston, Massachusetts 02109	2,471,420	5.93%
Invesco S&P SmallCap Materials ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	83,215	20.80%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	66,791	16.70%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	43,982	11.00%
	National Financial Services 200 Liberty Street New York, New York 10281	37,754	9.44%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	35,574	8.89%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	22,590	5.65%
Invesco S&P SmallCap Quality ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	57,986	38.66%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	33,371	22.25%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	14,309	9.54%
	LPL Financial 75 State Street Boston, Massachusetts 02109	12,176	8.12%
	Citadel Securities LLC 131 S. Dearborn Street Chicago, Illinois 60603	11,210	7.47%
Invesco S&P SmallCap Utilities & Communication Services ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	165,721	15.07%
	National Financial Services 200 Liberty Street New York, New York 10281	147,462	13.41%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	120,304	10.94%
	Morgan Stanley 1585 Broadway New York, New York 10036	99,945	9.09%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	87,685	7.97%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	86,744	7.89%

	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	61,198	5.56%
Invesco S&P Ultra Dividend Revenue ETF	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	7,363,761	15.36%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	6,782,640	14.15%
	Morgan Stanley 1585 Broadway New York, New York 10036	6,568,839	13.70%
	National Financial Services 200 Liberty Street New York, New York 10281	4,116,868	8.59%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	4,096,723	8.54%
	LPL Financial 75 State Street Boston, Massachusetts 02109	2,846,251	5.94%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	2,541,330	5.30%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	2,439,188	5.09%
Invesco Senior Loan ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	28,139,069	13.62%
	Bank of New York One Wall Street New York, New York 10286	18,311,520	8.86%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	16,292,656	7.89%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	15,036,747	7.28%
	Goldman Sachs 200 West Street New York, New York 10004	15,034,209	7.28%
	National Financial Services 200 Liberty Street New York, New York 10281	13,830,387	6.69%
Invesco Shipping ETF	Citibank 399 Park Avenue New York, New York 10043	834,983	16.06%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	495,514	9.53%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	488,088	9.39%
	National Financial Services 200 Liberty Street New York, New York 10281	426,669	8.21%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	400,118	7.69%

	Bank of New York One Wall Street New York, New York 10286	318,602	6.13%
Invesco Solar ETF	National Financial Services 200 Liberty Street New York, New York 10281	1,799,839	15.09%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,630,575	13.67%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,055,654	8.85%
	Citibank 399 Park Avenue New York, New York 10043	687,843	5.77%
Invesco Taxable Municipal Bond ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,333,549	9.59%
	National Financial Services 200 Liberty Street New York, New York 10281	3,242,473	9.33%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	3,052,207	8.78%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,618,513	7.54%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	2,258,756	6.50%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,216,075	6.38%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	2,052,709	5.91%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	2,037,886	5.86%
Invesco Treasury Collateral ETF	Bank of New York One Wall Street New York, New York 10286	4,319,246	83.87%
Invesco Variable Rate Preferred ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	13,912,073	23.11%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	7,470,905	12.41%
	National Financial Services 200 Liberty Street New York, New York 10281	5,649,750	9.38%
	Morgan Stanley 1585 Broadway New York, New York 10036	4,127,885	6.86%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,948,427	6.56%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	3,867,657	6.42%

	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	3,224,787	5.36%
Invesco VRDO Tax-Free Weekly ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	527,626	22.94%
	National Financial Services 200 Liberty Street New York, New York 10281	372,791	16.21%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	293,352	12.75%
	Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, Pennsylvania 19103	225,876	9.82%
	Morgan Stanley 1585 Broadway New York, New York 10036	158,227	6.88%
	UBS Financial 1200 Harbor Blvd. Weehauken, New Jersey 07086	137,427	5.98%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	119,383	5.19%

Invesco India Exchange-Traded Fund Trust
Invesco India ETF	HSBC Bank 452 Fifth Avenue New York, New York 10018	913,796	12.69%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	913,377	12.69%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	835,112	11.60%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	776,056	10.78%
	National Financial Services 200 Liberty Street New York, New York 10281	566,661	7.87%

Invesco Actively Managed Exchange-Traded Fund Trust
Invesco Active U.S. Real Estate ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	119,203	21.67%
	National Financial Services 200 Liberty Street New York, New York 10281	70,580	12.83%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	54,723	9.95%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	49,503	9.00%
	Edward Jones 12555 Manchester Road St. Louis, Missouri 63131	39,696	7.22%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	38,660	7.03%

	LPL Financial 75 State Street Boston, Massachusetts 02109	35,094	6.38%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	31,432	5.71%
Invesco Balanced Multi-Asset Allocation ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	105,326	52.66%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	31,225	15.61%
	National Financial Services 200 Liberty Street New York, New York 10281	14,565	7.28%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	13,313	6.66%
Invesco Conservative Multi-Asset Allocation ETF	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	102,451	51.23%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	32,000	16.00%
	National Financial Services 200 Liberty Street New York, New York 10281	22,673	11.34%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	16,819	8.41%
Invesco Growth Multi-Asset Allocation ETF	Citadel Securities LLC 131 S. Dearborn Street Chicago, Illinois 60603	70,708	23.57%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	68,884	22.96%
	LPL Financial 75 State Street Boston, Massachusetts 02109	59,959	19.99%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	28,037	9.35%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	21,907	7.30%
Invesco Moderately Conservative Multi-Asset Allocation ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	131,226	43.74%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	92,357	30.79%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	17,791	5.93%
Invesco S&P 500® Downside Hedged ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	720,230	51.45%
	National Financial Services 200 Liberty Street New York, New York 10281	211,040	15.07%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	171,102	12.22%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	70,475	5.03%
Invesco Total Return Bond ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	398,458	31.88%
	Morgan Stanley 1585 Broadway New York, New York 10036	175,130	14.01%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	150,124	12.01%
	National Financial Services 200 Liberty Street New York, New York 10281	112,285	8.98%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	73,207	5.86%
	LPL Financial 75 State Street Boston, Massachusetts 02109	68,782	5.50%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	66,910	5.35%
Invesco Ultra Short Duration ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	8,773,498	17.80%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	5,764,872	11.69%
	National Financial Services 200 Liberty Street New York, New York 10281	5,751,604	11.67%
	Morgan Stanley 1585 Broadway New York, New York 10036	5,323,865	10.80%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	5,305,203	10.76%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	3,123,196	6.34%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	2,924,243	5.93%
Invesco Variable Rate Investment Grade ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	4,355,657	26.16%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,976,725	23.88%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,117,027	12.71%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,403,831	8.43%

	National Financial Services 200 Liberty Street New York, New York 10281	987,360	5.93%

Invesco Actively Managed Exchange-Traded Commodity Fund Trust
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	29,785,049	24.02%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	24,274,974	19.58%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	16,221,966	13.08%
	Wells Fargo Bank, National Association 420 Montgomery Street San Francisco, California 94104	14,756,803	11.90%
	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	6,847,837	5.52%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,366,538	5.13%

Invesco Exchange-Traded Self-Indexed Fund Trust
Invesco BulletShares 2019 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	17,051,257	30.23%
	National Financial Services 200 Liberty Street New York, New York 10281	7,746,857	13.74%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	5,335,556	9.46%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	3,053,692	5.41%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,929,625	5.19%
Invesco BulletShares 2019 High Yield Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	8,117,275	22.00%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,169,982	16.72%
	National Financial Services 200 Liberty Street New York, New York 10281	5,753,187	15.59%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	2,755,310	7.47%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	2,092,545	5.67%
	LPL Financial 75 State Street Boston, Massachusetts 02109	2,017,163	5.47%
Invesco BulletShares 2020 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	23,978,271	28.91%

	National Financial Services 200 Liberty Street New York, New York 10281	12,725,860	15.34%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,994,175	8.43%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	4,630,741	5.58%
	Morgan Stanley 1585 Broadway New York, New York 10036	4,422,383	5.33%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	4,327,236	5.22%
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	11,880,385	26.28%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	7,152,816	15.82%
	National Financial Services 200 Liberty Street New York, New York 10281	6,902,212	15.27%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	2,713,877	6.00%
	LPL Financial 75 State Street Boston, Massachusetts 02109	2,435,626	5.39%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,355,615	5.21%
Invesco BulletShares 2021 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	20,828,507	28.57%
	National Financial Services 200 Liberty Street New York, New York 10281	9,780,169	13.42%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,669,169	9.15%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	4,558,037	6.25%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	3,994,924	5.48%
	Morgan Stanley 1585 Broadway New York, New York 10036	3,966,770	5.44%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	3,808,464	5.22%
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	6,144,816	20.08%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	6,091,026	19.91%

	National Financial Services 200 Liberty Street New York, New York 10281	3,718,515	12.15%
	Bank of New York One Wall Street New York, New York 10286	1,938,740	6.34%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,790,122	5.85%
Invesco BulletShares 2021 USD Emerging Markets Debt ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	148,686	37.17%
	National Financial Services 200 Liberty Street New York, New York 10281	50,626	12.66%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	44,991	11.25%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	44,066	11.02%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	36,888	9.22%
	Citibank 399 Park Avenue New York, New York 10043	32,154	8.04%
Invesco BulletShares 2022 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	15,433,480	25.98%
	National Financial Services 200 Liberty Street New York, New York 10281	7,938,199	13.36%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	5,889,686	9.92%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	3,650,253	6.15%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	3,350,366	5.64%
	Morgan Stanley 1585 Broadway New York, New York 10036	2,979,659	5.02%
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	4,080,516	22.54%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	3,238,985	17.89%
	National Financial Services 200 Liberty Street New York, New York 10281	2,867,581	15.84%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,243,368	6.87%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,043,463	5.76%

	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	1,014,472	5.60%
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	269,645	67.41%
	National Financial Services 200 Liberty Street New York, New York 10281	41,246	10.31%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	34,321	8.58%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	31,483	7.87%
Invesco BulletShares 2023 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	7,969,157	22.70%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	4,604,230	13.12%
	National Financial Services 200 Liberty Street New York, New York 10281	4,207,512	11.99%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,686,021	7.65%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	2,072,472	5.90%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	1,903,884	5.42%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	1,897,250	5.41%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,792,318	5.11%
Invesco BulletShares 2023 High Yield Corporate Bond ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,312,406	16.41%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,294,244	16.18%
	National Financial Services 200 Liberty Street New York, New York 10281	1,063,936	13.30%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	720,441	9.01%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	548,975	6.86%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	469,623	5.87%
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	230,209	57.55%

	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	49,454	12.36%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	29,476	7.37%
	National Financial Services 200 Liberty Street New York, New York 10281	29,396	7.35%
Invesco BulletShares 2024 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	5,027,532	20.69%
	National Financial Services 200 Liberty Street New York, New York 10281	3,154,210	12.98%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	2,082,913	8.57%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	2,034,693	8.37%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	1,455,356	5.99%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,394,363	5.74%
Invesco BulletShares 2024 High Yield Corporate Bond ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	799,245	24.22%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	447,322	13.56%
	National Financial Services 200 Liberty Street New York, New York 10281	389,817	11.81%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	382,774	11.60%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	262,057	7.94%
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	304,016	76.00%
	National Financial Services 200 Liberty Street New York, New York 10281	35,343	8.84%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	32,398	8.10%
Invesco BulletShares 2025 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	3,276,464	24.54%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,541,604	11.55%
	Morgan Stanley 1585 Broadway New York, New York 10036	1,164,035	8.72%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	904,371	6.77%
	National Financial Services 200 Liberty Street New York, New York 10281	883,711	6.62%
	Bank of New York One Wall Street New York, New York 10286	824,729	6.18%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	776,698	5.82%
	Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	674,315	5.05%
Invesco BulletShares 2025 High Yield Corporate Bond ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	587,548	22.60%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	395,311	15.20%
	National Financial Services 200 Liberty Street New York, New York 10281	307,789	11.84%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	257,598	9.91%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	236,879	9.11%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	200,840	7.72%
Invesco BulletShares 2026 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,826,358	33.82%
	Morgan Stanley 1585 Broadway New York, New York 10036	664,448	12.30%
	National Financial Services 200 Liberty Street New York, New York 10281	430,385	7.97%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	393,913	7.29%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	303,742	5.62%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	271,326	5.02%
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	124,845	20.81%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	118,675	19.78%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	92,233	15.37%

	National Financial Services 200 Liberty Street New York, New York 10281	71,045	11.84%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	67,415	11.24%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	60,176	10.03%
Invesco BulletShares 2027 Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	622,098	24.40%
	Morgan Stanley 1585 Broadway New York, New York 10036	451,829	17.72%
	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	298,614	11.71%
	National Financial Services 200 Liberty Street New York, New York 10281	237,606	9.32%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	143,028	5.61%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	138,142	5.42%
Invesco BulletShares 2028 Corporate Bond ETF	Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, New Jersey 08854	270,462	25.76%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	232,706	22.16%
	National Financial Services 200 Liberty Street New York, New York 10281	131,069	12.48%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	96,416	9.18%
	Wells Fargo Clearing Services, LLC 420 Montgomery Street San Francisco, California 94104	63,975	6.09%
Invesco Corporate Income Defensive ETF	Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, Illinois 60657	100,000	20.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	100,000	20.00%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	98,883	19.78%
	Goldman Sachs 200 West Street New York, New York 10004	90,001	18.00%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	57,700	11.54%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	27,137	5.43%
Invesco Corporate Income Value ETF	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	100,000	20.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	100,000	20.00%
	Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, Illinois 60657	99,000	19.80%
	Goldman Sachs 200 West Street New York, New York 10004	90,001	18.00%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	63,203	12.64%
Invesco Defensive Equity ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,766,646	41.57%
	National Financial Services 200 Liberty Street New York, New York 10281	493,674	11.62%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, Nebraska 68127	353,026	8.31%
	LPL Financial 75 State Street Boston, Massachusetts 02109	264,536	6.22%
	American Enterprise 707 2nd Ave. S Minneapolis, Minnesota 55402	260,725	6.13%
Invesco Emerging Markets Debt Defensive ETF	Goldman Sachs 200 West Street New York, New York 10004	200,001	20.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	200,000	20.00%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	199,700	19.97%
	Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, Illinois 60657	190,000	19.00%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	154,477	15.45%
Invesco Emerging Markets Debt Value ETF	Goldman Sachs 200 West Street New York, New York 10004	300,001	20.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	300,000	20.00%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	299,700	19.98%

	Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, Illinois 60657	298,000	19.87%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	233,185	15.55%
Invesco ESG Revenue ETF	Citibank 399 Park Avenue New York, New York 10043	505,001	56.11%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	235,664	26.18%
Invesco Investment Grade Defensive ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	183,099	45.77%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	93,357	23.34%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	45,539	11.38%
	HSBC Bank 452 Fifth Avenue New York, New York 10018	38,000	9.50%
	Bank of New York One Wall Street New York, New York 10286	34,933	8.73%
Invesco Investment Grade Value ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	183,590	52.45%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	63,054	18.02%
	HSBC Bank 452 Fifth Avenue New York, New York 10018	33,200	9.49%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	30,344	8.67%
	Bank of New York One Wall Street New York, New York 10286	19,362	5.53%
Invesco Multi-Factor Core Fixed Income ETF	Goldman Sachs 200 West Street New York, New York 10004	200,001	20.00%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	200,000	20.00%
	Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, Illinois 60657	200,000	20.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	200,000	20.00%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	127,449	12.74%

Invesco Multi-Factor Core Plus Fixed Income ETF	Goldman Sachs 200 West Street New York, New York 10004	400,001	20.00%
	RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario M5J 2W7	400,000	20.00%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	400,000	20.00%
	Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, Illinois 60657	398,000	19.90%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	309,538	15.48%
Invesco Multi-Factor Defensive Core Fixed Income ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	795,000	99.38%
Invesco Multi-Factor Income ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,590,000	99.38%
Invesco Russell 1000® Dynamic Multifactor ETF	Citibank 399 Park Avenue New York, New York 10043	1,9781,354	60.96%
	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	7,602,732	23.43%
Invesco Russell 2000® Dynamic Multifactor ETF	Citibank 399 Park Avenue New York, New York 10043	400,001	88.89%
Invesco RAFI™ Strategic Developed ex-US ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	5,814,191	97.72%
Invesco RAFI™ Strategic Developed ex-US Small Company ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	504,728	77.65%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	90,000	13.85%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	33,596	5.17%
Invesco RAFI™ Strategic Emerging Markets ETF	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	227,131	64.89%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	57,248	16.36%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	28,633	8.18%
Invesco RAFI™ Strategic US ETF	Bank of New York One Wall Street New York, New York 10286	67,572	45.05%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	44,970	29.98%

	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	18,949	12.63%
	HSBC Bank 452 Fifth Avenue New York, New York 10018	14,000	9.33%
Invesco RAFI™ Strategic US Small Company ETF	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	44,911	44.91%
	Bank of New York One Wall Street New York, New York 10286	30,417	30.42%
	Bank of America 100 N Tryon Street Charlotte, North Carolina 28255	13,052	13.05%
	HSBC Bank 452 Fifth Avenue New York, New York 10018	9,500	9.50%

APPENDIX F

TRUSTEE COMPENSATION

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Trustee by each Trust during its most recently completed fiscal year. No pension or retirement benefits have been accrued as a part of the Trust’s expenses. Admiral Giambastiani, Ms. Herget and Ms. Pace were appointed to the Boards of Trust II, Commodity Trust and Self-Index Trust after the conclusion of the most recent fiscal year of the Funds of those Trusts. Therefore, Admiral Giambastiani, Ms. Herget and Ms. Pace did not receive any compensation from any of the Trusts during their most recent fiscal years and are not included in the tables below. Additionally, Mr. Carome, as an Interested Trustee, does not receive any compensation from any of the Trusts.

Aggregate Compensation from the Trusts with Respect

to Funds with Fiscal Years Ended August 31, 2018

Independent Trustees	Aggregate Compensation from Trust II	Aggregate Compensation from Self- Index Trust	Total Compensation from the Invesco Fund Complex
Ronn R. Bagge	$127,092	$12,810	$307,000
Todd J. Barre	120,055	12,104	290,000
Marc M. Kole	131,646	13,268	318,000
Yung Bong Lim*	127,092	12,810	307,000
Gary R. Wicker	120,055	12,104	290,000
Donald H. Wilson	161,452	16,274	390,000

*	Of the total compensation from the Invesco Fund Complex listed above, Mr. Lim deferred 100% of his compensation.

Aggregate Compensation from the Trusts with Respect

to Funds with Fiscal Years Ended October 31, 2018

Independent Trustees	Aggregate Compensation from Trust II	Aggregate Compensation from Active Trust	Aggregate Compensation from India Trust
Ronn R. Bagge	$26,105	$8,347	$1,324
Todd J. Barre	24,660	7,886	1,251
Marc M. Kole	27,041	8,646	1,372
Yung Bong Lim*	26,105	8,347	1,324
Gary R. Wicker	24,660	7,886	1,251
Donald H. Wilson	33,164	10,603	1,683

F-1

Independent Trustees	Aggregate Compensation from Commodity Trust	Total Compensation from the Invesco Fund Complex
Ronn R. Bagge	$3,499	$307,000
Todd J. Barre	3,304	290,000
Marc M. Kole	3,624	318,000
Yung Bong Lim*	3,499	307,000
Gary R. Wicker	3,304	290,000
Donald H. Wilson	4,444	390,000

*	Of the total compensation from the Invesco Fund Complex listed above, Mr. Lim deferred 100% of his compensation.

Aggregate Compensation from the Trusts with Respect

to Funds with Fiscal Years Ended April 30, 2019

Independent Trustees	Aggregate Compensation from Trust I	Total Compensation from the Invesco Fund Complex
Ronn R. Bagge	$131,510	$318,000
Todd J. Barre	124,066	300,000
Marc M. Kole	136,609	330,333
Yung Bong Lim*	131,510	318,000
Gary R. Wicker	124,066	300,000
Donald H. Wilson	168,170	406,667

*	Of the total compensation from the Invesco Fund Complex listed above, Mr. Lim deferred 100% of his compensation.

F-2

APPENDIX G

Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted: June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

FORM OF PROXY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

PROXY VOTING OPTIONS
1. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

2. VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

4. VOTE IN PERSON AT THE SPECIAL MEETING.

CONTROL NUMBER	123456789101

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

(the “Trusts”)

PROXY SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 19, 2019

The undersigned holder of shares of one or more series of the Trusts (each, a “Fund” and collectively, the “Funds”) hereby revokes all previous proxies for his/her Shares of the Fund(s) and appoints each of Jeffrey H. Kupor, Sheri S. Morris, Lori Anello, Anna Paglia, Adam Henkel, Peter A. Davidson and Kelli Gallegos, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Special Meeting of Shareholders to be held at 3500 Lacey Road, Suite 700, Downers Grover, Illinois 60515 on August 19, 2019, at 10:00 a.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the shares of the Fund(s) which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 769-1290. Representatives are available to assist you.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special

Meeting of Shareholders to Be Held on August 19, 2019.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/invescoETF2019.pdf.

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL: 1. To elect ten (10) trustees to the Board of Trustees of each Trust - Each Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Ronn R. Bagge	○	○	○

2. Todd J. Barre

3. Kevin M. Carome

4. Edmund P. Giambastiani, Jr.

5. Victoria J. Herget

6. Marc M. Kole

7. Yung Bong Lim

8. Joanne Pace

9. Gary R. Wicker

10. Donald H. Wilson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE